UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 August
2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 25, 2019

Portfolio Managers’
Comments
Nuveen Large Cap Value Fund
Nuveen Large Cap Core Fund
Nuveen Large Cap Growth Fund
Nuveen Equity Long/Short Fund
Nuveen Equity Market Neutral Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at NAM, and Scott M. Tonneson, CFA, served as portfolio managers for the Funds.
On the following pages, the management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2019.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “third” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in August 2019 from 3.8% in August 2018 and job gains averaged around 173,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in August 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended August 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in July 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.6% and 2.0%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period. Additionally, the Fed’s September 2019 interest rate forecast suggested there would be no more rate cuts in the remainder of 2019.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. New trade meetings were set for September and October 2019, and subsequent to the close of the reporting period, tariff waivers were announced on a selected group of U.S. and Chinese goods. Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Global manufacturing and export data showed evidence of trade-related slumps, increasing worries about trade conflicts dampening other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. The Brexit outcome remained uncertain amid a reshuffling of MPs and Prime Minister Johnson’s move to temporarily suspend Parliament, which the U.K. Supreme Court ruled unlawful and void (after the close of this reporting period). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the European Union. In August, the prime minister unexpectedly resigned amid a growing rift with the coalition over key domestic and fiscal policies, and a new government formed between the Five Star Movement and the Democratic Party. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. In Argentina’s August primary vote, market-friendly candidate President Macri suffered a surprising defeat by a wider-than-expected margin. In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Spurred on initially by corporate tax cuts, the accelerating U.S. economy and strong corporate earnings, U.S. stocks reached their longest bull market on record, but not without significant bouts of volatility. Equities were choppy during the first few months of the reporting period before selling off sharply in December 2018, leading the bellwether S&P 500® to record its lowest monthly return since 1931. Although economic data was mostly positive and corporate earnings growth continued to far exceed expectations, a broad array of issues weighed on investor sentiment at the end of 2018, sparking extreme stock market volatility. Investors were concerned about ongoing political discord, trade friction with China, the path and pace of Fed rate increases and the partial U.S. government shutdown. Fueled by better-than-expected fourth-quarter 2018 earnings, stocks rebounded sharply in the beginning of 2019 through April 2019. However, markets continued to be quite volatile, selling off sharply in May 2019, buffeted again by changing expectations regarding trade and Fed policy, as well as concerns about slowing economic growth. During the summer months, stock markets advanced strongly again with the S&P 500® hitting an all-time high above 3000 in late July 2019 before falling again in August 2019 at the end of the reporting period. Markets continued to struggle for footing amid escalating trade tensions, weaker Chinese economic data, protests in Hong Kong, U.S. dollar strength and the growing prevalence of negative interest rates worldwide.
By the end of the reporting period, U.S. large-cap companies were one of the only areas of the stock market to produce a positive return of 2.92% as measured by the S&P 500®. Smaller-cap stocks were firmly in the red over the reporting period with the Russell 2000® Index returning -12.89%. From a style perspective, growth-oriented stocks continued their long-running trend of outperforming value stocks across the capitalization spectrum, benefiting on a relative basis from slowing corporate profit growth. In overseas markets, geopolitical issues in Europe including the chaos surrounding Brexit, markedly slower economic growth across Europe particularly

Germany, and the negative impact of the trade war weighed more heavily on developed markets outside the U.S. As a result, these markets produced much lower returns, falling -3.26% as measured by the MSCI EAFE Index. These same issues also produced headwinds for emerging markets, especially China’s slowdown since these regions tend to be more reliant on that economy and the rising U.S. dollar. The MSCI Emerging Markets Index produced a -4.36% return in U.S. dollar terms.
How did the Funds perform during the twelve-month reporting period ended August 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2019. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the twelve-month reporting period ended August 31, 2019 and how did these strategies influence performance?
Nuveen Large Cap Value Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2019.
The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
Broadly speaking, the main headwind for the Fund’s performance during the reporting period was the overarching market backdrop that strongly favored high valuation stocks and defensive stocks. The Fund fell short of both benchmarks primarily due to stock selection issues in the energy, utilities, consumer staples, materials, consumer discretionary, communication services and information technology sectors. However, the Fund’s resulting sectors weights also contributed to the shortfall. Sectors within the Russell 1000® Value Index experienced a significant amount of performance dispersion during the reporting period with the more defensive areas advancing strongly led by a more than 20% gain in utilities, followed by consumer staples and real estate sectors. Conversely, the energy sector retreated by nearly 22%, as measured by the Fund's benchmark, over the same time frame. Therefore, the Fund’s performance was hurt by a broad underweight to the defensive areas of the market. Overweight positions in stocks that exhibit more volatility, stocks with lower price-to-earnings (P/E) ratios and value-oriented stocks also proved detrimental.
The energy sector was a significant source of weakness during the reporting period, particularly the Fund’s natural gas-related holdings. Stocks exposed to the natural gas industry fell sharply as large stockpiles of the commodity in the U.S. caused prices to collapse. Mild winter weather conditions across Europe and China curtailed natural gas demand early in the reporting period while supplies were abundant. Although demand increased sharply later in the reporting period due to the summer heatwave, drillers continued to produce more supply than the market needed. The Fund’s greatest detractor in this area was Range Resources Corp., a petroleum and natural gas exploration and production (E&P) company. Despite the industry headwinds, the company delivered first-quarter 2019 earnings that surpassed analysts’ expectations driven by higher quarterly production and increased natural gas liquids pricing, and reaffirmed its overall fiscal 2019 production guidance. However, the market continued to be concerned about Range Resources’ debt levels, although management indicated that it continues to explore several divestiture opportunities. We sold out of our position before the end of the reporting period in order to lower the Fund’s exposure to natural gas-related E&P companies.

Portfolio Managers’ Comments (continued)
Another large producer of natural gas in the U.S., independent E&P company Gulfport Energy Corporation, also suffered. Although Gulfport’s first-quarter 2019 report in early May showed results that surpassed analysts’ estimates, investors appeared to be concerned that earnings fell below the same period a year ago due to lower production and a 6.5% increase in expenses. That said, Gulfport Energy continues to generate solid cash flow and undertake non-core asset sales, which should help the company repurchase shares and reduce debt this year. Management also reaffirmed most of the company’s 2019 guidance. Therefore, we maintained the Fund’s position in Gulfport Energy.
In addition, a position in EQT Corporation, the top producer of natural gas in the U.S., detracted due to the same above-mentioned industry issues. The company has also been in a contentious proxy battle with the former leaders of Rice Energy, a firm it acquired in November 2017. The Rice management members claimed the company’s assets have been mismanaged since the acquisition and were attempting to oust EQT’s president and CEO Robert McNally and replace a number of board members. In November 2018, McNally and his team split EQT into two separate entities, a natural gas E&P company that retains the EQT name, and a pipeline operator that now trades under the name Equitrans Midstream. In July 2019, the company abruptly announced McNally’s departure from EQT after less than a year at the helm. The Fund maintained a position in this company at the end of the reporting period.
On the positive side, the Fund benefited from overweight positions in the communication services and information technology sectors and an underweight to the financial sector. An overweight to stocks with higher leverage (as measured by a higher debt/equity ratio) also proved helpful.
In terms of individual contributors, a position in worldwide satellite service provider Intelsat SA in the communication services sector aided the Fund’s results. For several years, the company’s shares had been under pressure as a result of declining revenues and earnings on a stretched balance sheet. However, last year’s equity and convertible issuance enabled Intelsat to reduce it reliance on debt instruments, leaving a pathway to refinance until 2023. The company also benefited from its contracted backlog of around $7.9 billion during the reporting period, which provided a high level of predictability of future revenues and cash flows. Following the stock’s strong advance, we decided to sell the Fund’s position and take profits in the first half of the reporting period.
The Fund also benefited from a position in technology defense contractor Booz Allen Hamilton Holding Corporation. Shares were at an all-time high by the end of the reporting period after the company posted earnings per share (EPS) beats for four consecutive quarters. Booz Allen updated its three-year EPS target through fiscal 2021 to 66% compared with the previous goal of 50%. In its first-quarter report in July 2019, the company also surpassed consensus expectations for revenues, which it’s done in three of the past four quarters. In addition, the company’s backlog increased in the most recent quarter by more than 16% to $19.9 billion. The firm is in the midst of implementing its strategic initiative called Vision 2020 to become more competitive and achieve more sustainable long-term growth with a focus on innovation in areas such as machine intelligence and directed energy. The Fund continued to own Booz Allen as of the end of the reporting period.
In the consumer discretionary sector, the Fund benefited from a position in PulteGroup Inc., the third largest home builder in the U.S. Shares of home-building stocks rose throughout the second half of the reporting period after the Fed shifted its monetary policy stance toward lower interest rates. Analysts believe falling rates should help drive sales of new homes, especially at the entry level, in the second half of the year and beyond, benefiting builders such as PulteGroup. Other industry trends are also providing a tailwind including lower lumber costs, a lack of supply, increased usage of real estate web sites and more modest home valuations. In addition, despite the overall economic slowdown, the U.S. job market remains robust and consumer confidence is fairly high. Therefore, we maintained the Fund’s investment in PulteGroup.
Nuveen Large Cap Core Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2019.
The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sec-

tor specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
Broadly speaking, the main headwind for the Fund’s performance during the reporting period was the overarching market backdrop that strongly favored high valuation stocks and defensive stocks. The Fund fell short of both benchmarks primarily due to stock selection issues in the energy, consumer discretionary, communication services, materials, consumer staples and industrial sectors. However, the Fund’s resulting sectors weights also contributed to the shortfall. Sectors within the Russell 1000® Index experienced a significant amount of performance dispersion during the reporting period with the more defensive areas advancing strongly led by a more than 20% gain in utilities, followed by real estate and consumer staples sectors. Conversely, the energy sector retreated over 22% as measured by the Fund's benchmark. Therefore, the Fund’s performance was hurt by an overweight position in the energy sector and a broad underweight to the more defensive areas of the market. Overweight positions in stocks that exhibit more volatility, stocks with lower price-to-earnings (P/E) ratios and value-oriented stocks, as well as an underweight position in momentum stocks also proved detrimental.
The energy sector was a significant source of weakness during the reporting period, particularly the Fund’s natural gas-related holdings. Stocks exposed to the natural gas industry fell sharply as large stockpiles of the commodity in the U.S. caused prices to collapse. Mild winter weather conditions across Europe and China curtailed natural gas demand early in the reporting period while supplies were abundant. Although demand increased sharply later in the reporting period due to the summer heatwave, drillers continued to produce more supply than the market needed. The Fund’s greatest detractor in this area was Range Resources Corporation, a petroleum and natural gas exploration and production (E&P) company. Despite the industry headwinds, the company delivered first-quarter 2019 earnings that surpassed analysts’ expectations driven by higher quarterly production and increased natural gas liquids pricing, and reaffirmed its overall fiscal 2019 production guidance. However, the market continued to be concerned about Range Resources’ debt levels, although management indicated that it continues to explore several divestiture opportunities. At the end of the reporting period, we maintained a position in the company.
A position in EQT Corporation, the top producer of natural gas in the U.S., also detracted due to the same above-mentioned industry issues that impacted Range Resources. Additionally, the company has been in a contentious proxy battle with the former leaders of Rice Energy, a company it acquired in November 2017. The Rice management members claimed the company’s assets have been mismanaged since the acquisition and were attempting to oust EQT’s president and CEO Robert McNally and replace a number of board members. In November 2018, McNally and his team split EQT into two separate entities, a natural gas E&P company that retains the EQT name, and a pipeline operator that now trades under the name Equitrans Midstream. In July 2019, the company abruptly announced McNally’s departure from EQT after less than a year at the helm. The Fund maintained a position in this company at the end of the reporting period.
Another large producer of natural gas in the U.S., independent E&P company Gulfport Energy Corporation, also suffered. Although Gulfport’s first-quarter 2019 report in early May showed results that surpassed analysts’ estimates, investors appeared to be concerned that earnings fell below the same period a year ago due to lower production and a 6.5% increase in expenses. That said, Gulfport Energy continues to generate solid cash flow and undertake non-core asset sales, which should help the company repurchase shares and reduce debt this year. Management also reaffirmed most of the company’s 2019 guidance. Therefore, we maintained the Fund’s position in Gulfport Energy.
The Fund benefited from an underweight to the financial sector. An overweight to stocks with higher leverage (as measured by a higher debt/equity ratio) also proved helpful.
In the communication services sector, the Fund was rewarded for its position in internet company Match Group Inc. The company dominates the online dating niche by owning and operating a number of the most successful dating web sites including Tinder, Match.com, Hinge, OkCupid and PlentyOfFish. Match’s shares hit an all-time high in late August 2019 after the company posted another quarterly earnings beat. The company’s Tinder app is its primary growth engine, where new features helped to propel a much

Portfolio Managers’ Comments (continued)
better-than-expected subscriber figure of 503,000 new members in the company’s quarterly report. Match has been seeing further success with the addition of premium tiers for some of its apps, and is also focused on expanding growth opportunities in other international markets such as Japan and India. At the end of the reporting period, we continued to own Match Group in the Fund’s portfolio.
The Fund also benefited from a position in technology defense contractor Booz Allen Hamilton Holding Corporation. Shares were at an all-time high by the end of the reporting period after the company posted earnings per share (EPS) beats for four consecutive quarters. Booz Allen updated its three-year EPS target through fiscal 2021 to 66% compared with the previous goal of 50%. In its first-quarter report in July 2019, the company also surpassed consensus expectations for revenues, which it’s done in three of the past four quarters. In addition, the company’s backlog increased in the most recent quarter by more than 16% to $19.9 billion. The firm is in the midst of implementing its strategic initiative called Vision 2020 to become more competitive and achieve more sustainable long-term growth with a focus on innovation in areas such as machine intelligence and directed energy. The Fund continued to own Booz Allen as of the end of the reporting period.
In the health care sector, a position in biopharmaceutical firm Celgene Corporation proved beneficial. The company has historically specialized in the development of small-molecule therapeutics for the treatment of blood cancers and inflammatory diseases, and more recently began focusing on developing treatments for multiple sclerosis. Shares jumped sharply in early January 2019 after Bristol-Myers Squibb Company announced a surprise $74 billion acquisition offer for Celgene. Although the merger is subject to shareholder approval and initially met with some resistance, it will likely close by the end of 2019. As part of the ongoing regulatory approval process, Celgene entered into an agreement in August to divest its rights in psoriasis and psoriatic arthritis drug OTEZLA to Amgen for $13.4 billion in cash. Celgene continues to benefit from its blockbuster drug Revlimid due to extensive uptake in the multiple myeloma maintenance setting, continued use in newly diagnosed multiple myeloma cases and international rollouts. We maintained the Fund’s position in Celgene at the end of the reporting period.
Nuveen Large Cap Growth Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2019.
The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
Broadly speaking, the main headwind for the Fund’s performance during the reporting period was the overarching market backdrop that strongly favored high valuation stocks and defensive stocks. The Fund fell short of both benchmarks primarily due to stock selection issues in the energy, materials, consumer staples, consumer discretionary, financial, health care and information technology sectors. However, the Fund’s resulting sectors weights also contributed to the shortfall. Sectors within the Russell 1000® Growth Index experienced a significant amount of performance dispersion during the reporting period with defensive areas advancing strongly led by a more than 29% gain in real estate, followed by the consumer staples sectors. Conversely, the energy sector retreated by more than 26%, as measured by the Fund's benchmark, over the same time frame. Therefore, the Fund’s performance was hurt by an overweight position in the energy sector. Overweight positions in stocks that exhibit more volatility, stocks with lower price-to-earnings (P/E) ratios and value-oriented stocks, as well as an underweight position in momentum stocks also proved detrimental.
The energy sector was a significant source of weakness during the reporting period, particularly the Fund’s natural gas-related holdings. Stocks exposed to the natural gas industry fell sharply as large stockpiles of the commodity in the U.S. caused prices to collapse. Mild winter weather conditions across Europe and China curtailed natural gas demand early in the reporting period while supplies were abundant. Although demand increased sharply later in the reporting period due to the summer heatwave, drillers continued to produce more supply than the market needed. The Fund’s greatest detractor in this area was Antero Resources Corporation, an inde-

pendent natural gas exploration and production (E&P) company focused in the Appalachian Basin. Antero’s second-quarter results at the end of July 2019 were disappointing, particularly a $0.21 loss per share, which was worse than analysts’ estimates. Although the company is maintaining better cost controls and generating strong production growth, falling prices for both natural gas and crude oil have negatively affected earnings. And despite these lower prices, the company continued to drill to fill its unused pipeline capacity. We maintained the Fund’s position in Antero Resources as of the end of the reporting period.
Another large producer of natural gas in the U.S., independent E&P company Gulfport Energy Corporation, also suffered for the same industry-specific reasons mentioned for Antero Resources. Despite Gulfport’s first-quarter 2019 report in early May showing results that surpassed analysts’ estimates, investors also appeared to be concerned that earnings fell below the same period a year ago due to lower production and a 6.5% increase in expenses. That said, Gulfport Energy continues to generate solid cash flow and undertake non-core asset sales, which should help the company repurchase shares and reduce debt this year. Management also reaffirmed most of the company’s 2019 guidance. Therefore, we maintained the Fund’s position in Gulfport Energy.
Elsewhere, in the materials sector, the Fund’s position in steel producer Steel Dynamics Inc. underperformed during the reporting period. The company’s second-quarter 2019 results fell short of management’s lowered mid-quarter guidance, on the heels of disappointing results in the first fiscal quarter. Revenue was down 10% year-over-year, primarily as a result of weaker-than-expected steel prices because shipments actually increased. Investors also likely anticipated that the U.S. economy might not be robust enough to support the company’s projections for stronger demand across auto, construction, energy and industrial end markets for the remainder of 2019. However, we continued to hold a position in Steel Dynamics. Despite the challenges, we believe supply/demand dynamics may trend more favorably and for the stock to benefit from an improvement in earnings.
The Fund benefited from an underweight allocation in the communication services sector and an overweight to stocks with higher leverage (as measured by a higher debt/equity ratio).
In terms of individual contributors, the Fund was rewarded for its lack of exposure to technology company Nvidia Corporation, which resides in the Fund's benchmark, the designer of graphics processing units for the gaming and professional markets, as well as system-on-a-chip units for the mobile computing and automotive markets. Nvidia, along with the rest of the semiconductor industry, continued to suffer from various headwinds particularly the ongoing lack of progress in the trade war with China. We continued to avoid ownership in this stock.
The Fund also benefited from a position in technology defense contractor Booz Allen Hamilton Holding Corporation. Shares were at an all-time high by the end of the reporting period after the company posted earnings per share (EPS) beats for four consecutive quarters. Booz Allen updated its three-year EPS target through fiscal 2021 to 66% compared with the previous goal of 50%. In its first-quarter report in July 2019, the company also surpassed consensus expectations for revenues, which it’s done in three of the past four quarters. In addition, the company’s backlog increased in the most recent quarter by more than 16% to $19.9 billion. The firm is in the midst of implementing its strategic initiative called Vision 2020 to become more competitive and achieve more sustainable long-term growth with a focus on innovation in areas such as machine intelligence and directed energy. The Fund continued to own Booz Allen as of the end of the reporting period.
In the health care sector, a position in biopharmaceutical firm Celgene Corporation proved beneficial. The company has historically specialized in the development of small-molecule therapeutics for the treatment of blood cancers and inflammatory diseases, and more recently began focusing on developing treatments for multiple sclerosis. Shares jumped sharply in early January 2019 after Bristol-Myers Squibb Company announced a surprise $74 billion acquisition offer for Celgene. Although the merger is subject to shareholder approval and initially met with some resistance, it will likely close by the end of 2019. As part of the ongoing regulatory approval process, Celgene entered into an agreement in August to divest its rights in psoriasis and psoriatic arthritis drug OTEZLA to Amgen for $13.4 billion in cash. Celgene continues to benefit from its blockbuster drug Revlimid due to extensive uptake in the multiple myeloma maintenance setting, continued use in newly diagnosed multiple myeloma cases and international rollouts. We maintained the Fund’s position in Celgene at the end of the reporting period.

Portfolio Managers’ Comments (continued)
Nuveen Equity Long/Short Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2019.
The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations.
At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure, which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
Broadly speaking, the main headwind for the Fund’s performance during the reporting period was the overarching market backdrop that strongly favored high valuation stocks and defensive stocks. The Fund fell short of both benchmarks primarily due to security selection in its long portfolio, particularly in the financial, energy, communication services and materials sectors. However, the Fund’s resulting sectors weights and style tilts also contributed to the shortfall. Sectors within the Russell 1000® Index experienced a significant amount of performance dispersion during the reporting period with the more defensive areas advancing strongly led by a more than 20% gain in utilities, followed by the real estate and consumer staples sectors. Conversely, the energy sector retreated by nearly 23% over the same time frame. Therefore, the Fund’s performance was hurt by net short positions in the stronger performing, more defensive utilities and consumer staples sectors and an underweight in information technology. In terms of style tilts, an overweight position in stocks with lower price-to-earnings (P/E) ratios also proved detrimental.
The Fund benefited overall from stock selection in its short portfolio, particularly in the information technology sector. Also, underweight positions in the weakest performing energy sector and in stocks that exhibit more volatility proved helpful. In addition, an overweight position in momentum stocks aided results.
The energy sector was a significant source of weakness during the reporting period, particularly the Fund’s natural gas-related holdings. Stocks exposed to the natural gas industry fell sharply as large stockpiles of the commodity in the U.S. caused prices to collapse. Mild winter weather conditions across Europe and China curtailed natural gas demand early in the reporting period while supplies were abundant. Although demand increased sharply later in the reporting period due to the summer heatwave, drillers continued to produce more supply than the market needed. The Fund’s greatest detractor in this area was a long position in Range Resources Corporation, a petroleum and natural gas exploration and production (E&P) company that primarily operates in the Marcellus Formation. Despite the industry headwinds, the company delivered first-quarter 2019 earnings that surpassed analysts’ expectations driven by higher quarterly production and increased natural gas liquids pricing, and reaffirmed its overall fiscal 2019 production guidance. However, the market continued to be concerned about Range Resources’ debt levels, although management indicated that it continues to explore several divestiture opportunities. We sold out of our position before the end of the reporting period in order to lower the Fund’s exposure to natural gas-related E&P companies.
A long position in EQT Corporation, the top producer of natural gas in the U.S., also detracted due to the same above-mentioned industry issues that impacted Range Resources. Additionally, the company has been in a contentious proxy battle with the former leaders of Rice Energy, a company it acquired in November 2017. The Rice management members claimed the company’s assets have been mismanaged since the acquisition and were attempting to oust EQT’s president and CEO Robert McNally and replace a number of board members. In November 2018, McNally and his team split EQT into two separate entities, a natural gas E&P company that retains the EQT name and a pipeline operator that now trades under the name Equitrans Midstream. In July 2019, the company abruptly announced McNally’s departure from EQT after less than a year at the helm. The Fund maintained a long position in this company at the end of the reporting period.
In the health care sector, a short position in Tesaro Inc., a biotechnology company focused on developing drugs for cancer, was a drag on the Fund’s results. In early December 2018, British pharmaceutical giant GlaxoSmithKline plc announced an unexpected $5.1 billion cash acquisition of Tesaro, which represented a significant premium at around $75 per share. The acquisition gives GlaxoSmithKline a better foothold in the growing immunotherapy market. Although growth for Tesaro’s main drug Zejula, a PARP inhibitor, which is a group of pharmacological inhibitors of the enzyme poly ADP ribose polymerase (PARP), used to treat ovarian cancer, has remained challenging in the U.S. in recent periods, the company has seen better traction abroad. GlaxoSmithKline has also laid out a plan to expand Zejula’s addressable market to other potential types of cancers such as lung, breast and prostate. We covered our short position in the first half of the reporting period due to the completion of the acquisition in late January 2019.
In technology, the Fund was hindered by a short position in glass display developer Universal Display Corporation, a leading maker of key organic light-emitting diode (OLED) technologies for smartphones and other screens. Shares surged throughout the reporting period after the company reported several quarters of better-than-expected results and increased 2019 guidance. Management also forecasted a likely acceleration in orders this year as device manufacturers like Apple and Samsung launch new products with OLED displays. In its second-quarter results, Universal Display reported that sales jumped by 110% and gross profits expanded even more, although much of the outperformance likely resulted from large Chinese customers placing orders before potential tariff increases go into effect. Although we believe the smartphone industry is saturated and that demand will be more muted than expected going forward, we covered our short position in Universal Display during the reporting period.
In terms of individual contributors, the Fund was rewarded for a long position in Versum Materials Inc., the maker of specialty materials and chemical processes for the semiconductor industry. Shares reached all-time highs in early 2019 after the company first announced in January that it had agreed to merge with U.S.-based rival Entegris in a $4 billion all-stock deal. Shortly after this offer, Versum received a competing $5.9 billion all-cash bid from German materials behemoth Merck KGaA, which further drove up the stock price as investors correctly anticipated a bidding war would ensue. Management initially rejected the Merck bid; however, Entegris eventually backed out of the contest. Shareholders of Versum Materials approved the Merck acquisition in mid-June 2019 and the deal is expected to close in the second half of 2019. We sold out of Fund’s position before the end of the reporting period to capture the gains from this stock.
In the health care sector, the Fund benefited from a long position in Veeva Systems Inc., a cloud-computing provider focused on pharmaceutical and life sciences industry applications. The company has been expanding its focus to include other heavily regulated industries such as cosmetics, packaged goods and chemicals. Shares hit an all-time high later in the reporting period after the company reported fiscal first-quarter 2020 earnings and revenues that topped expectations. Overall revenue surged 25% year over year with particularly encouraging results from its cloud-based content management platform Vault where revenue grew 44%. Following the strong results, Veeva Systems also increased its full-year guidance. The company is benefiting from a healthy cash position and no debt, which eliminates pressures that more highly levered companies face. The Fund no longer maintains a position in Veeva Systems.
In the energy sector, the Fund benefited from a short position in Weatherford International PLC, one of the largest multi-national oilfield service companies providing solutions, technology and services to the oil and gas industry. Shares were under pressure throughout the reporting period as investors were hoping to see a dramatic improvement in cash flow in order for the company to substantially cut its large debt load. The surge in yields on 2020 and 2021 maturities significantly impaired the company’s ability to reduce or refinance its $3.6 billion in debt that needs to be addressed over the next 24 months. Although Weatherford International attempted to improve the situation with a number of smaller asset sales heading into year-end 2018, the company was not able to turn the situation around. The company filed for bankruptcy protection and a proposed debt restructuring plan in mid-2019. As a result, we covered the Fund’s short position in Weatherford International before the end of the reporting period.

Portfolio Managers’ Comments (continued)
In the information technology sector, the Fund benefited from a short position in 2U Inc., an education specialist that partners with non-profit colleges and universities to offer online degrees. Shares plunged in early May 2019 despite the company reporting favorable first-quarter results that exceeded expectations, including a more than 32% increase in quarterly revenue year over year. Investors were spooked by management’s modest reduction in full-year revenue guidance due to lower enrollment levels for 2U’s largest programs. The company also announced a $750 million cash and stock deal to acquire Trilogy Education, which specializes in skill-based technology courses, and launched a number of new graduate course with several universities. We maintained the Fund’s short position in 2U at the end of the reporting period.
Nuveen Equity Market Neutral Fund
The Fund’s Class A Shares at NAV underperformed the ICE BofAML 3-Month Treasury Bill Index and outperformed the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2019.
The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure, which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
Broadly speaking, the main headwind for the Fund’s performance during the reporting period was the overarching market backdrop that strongly favored high valuation stocks and defensive stocks. The Fund fell short of both benchmarks primarily due to security selection in its long portfolio, particularly in the financial, energy, communication services and materials sectors. However, the Fund’s resulting sectors weights and style tilts also contributed to the shortfall. Sectors within the Russell 1000® Index experienced a significant amount of performance dispersion during the reporting period with the more defensive areas advancing strongly led by a more than 20% gain in utilities, followed by the real estate and consumer staples sectors. Conversely, the energy sector retreated by nearly 23% over the same time frame. Therefore, the Fund’s performance was hurt by net short positions in the stronger performing, more defensive utilities and consumer staples sectors and an underweight in information technology. In terms of style tilts, an overweight position in stocks with lower price-to-earnings (P/E) ratios also proved detrimental.
The Fund benefited overall from stock selection in its short portfolio, particularly in the information technology sector. Also, underweight positions in the weakest performing energy sector and in stocks that exhibit more volatility proved helpful. In addition, an overweight position in momentum stocks aided results.
The energy sector was a significant source of weakness during the reporting period, particularly the Fund’s natural gas-related holdings. Stocks exposed to the natural gas industry fell sharply as large stockpiles of the commodity in the U.S. caused prices to collapse. Mild winter weather conditions across Europe and China curtailed natural gas demand early in the reporting period while supplies were abundant. Although demand increased sharply later in the reporting period due to the summer heatwave, drillers continued to produce more supply than the market needed. The Fund’s greatest detractor in this area was a long position in Range Resources Corporation, a petroleum and natural gas exploration and production (E&P) company that primarily operates in the Marcellus Formation. Despite the industry headwinds, the company delivered first-quarter 2019 earnings that surpassed analysts’ expectations driven by higher quarterly production and increased natural gas liquids pricing, and reaffirmed its overall fiscal 2019 production guidance. However, the market continued to be concerned about Range Resources’ debt levels, although management indicated that it continues to explore several divestiture opportunities. We continue to hold our position in Range Resources Corporation.
A long position in EQT Corporation, the top producer of natural gas in the U.S., also detracted due to the same above-mentioned industry issues that impacted Range Resources. Additionally, the company has been in a contentious proxy battle with the former leaders of Rice Energy, a company it acquired in November 2017. The Rice management members claimed the company’s assets have been mismanaged since the acquisition and were attempting to oust EQT’s president and CEO Robert McNally and replace a number of board members. In November 2018, McNally and his team split EQT into two separate entities, a natural gas E&P company that retains the EQT name and a pipeline operator that now trades under the name Equitrans Midstream. In July 2019, the company abruptly announced McNally’s departure from EQT after less than a year at the helm. The Fund maintained a long position in this company at the end of the reporting period.
In the health care sector, a short position in Tesaro Inc., a biotechnology company focused on developing drugs for cancer, was a drag on the Fund’s results. In early December 2018, British pharmaceutical giant GlaxoSmithKline plc announced an unexpected $5.1 billion cash acquisition of Tesaro, which represented a significant premium at around $75 per share. The acquisition gives GlaxoSmithKline a better foothold in the growing immunotherapy market. Although growth for Tesaro’s main drug Zejula, a PARP inhibitor, which is a group of pharmacological inhibitors of the enzyme poly ADP ribose polymerase (PARP), used to treat ovarian cancer, has remained challenging in the U.S. in recent periods, the company has seen better traction abroad. GlaxoSmithKline has also laid out a plan to expand Zejula’s addressable market to other potential types of cancers such as lung, breast and prostate. We covered our short position in the first half of the reporting period due to the completion of the acquisition in late January 2019.
In technology, the Fund was hindered by a short position in glass display developer Universal Display Corporation, a leading maker of key organic light-emitting diode (OLED) technologies for smartphones and other screens. Shares surged throughout the reporting period after the company reported several quarters of better-than-expected results and increased 2019 guidance. Management also forecasted a likely acceleration in orders this year as device manufacturers like Apple and Samsung launch new products with OLED displays. In its second-quarter results, Universal Display reported that sales jumped by 110% and gross profits expanded even more, although much of the outperformance likely resulted from large Chinese customers placing orders before potential tariff increases go into effect. Although we believe the smartphone industry is saturated and that demand will be more muted than expected going forward, we covered our short position in Universal Display during the reporting period.
In terms of individual contributors, the Fund was rewarded for a long position in Versum Materials Inc., the maker of specialty materials and chemical processes for the semiconductor industry. Shares reached all-time highs in early 2019 after the company first announced in January that it had agreed to merge with U.S.-based rival Entegris in a $4 billion all-stock deal. Shortly after this offer, Versum received a competing $5.9 billion all-cash bid from German materials behemoth Merck KGaA, which further drove up the stock price as investors correctly anticipated a bidding war would ensue. Management initially rejected the Merck bid; however, Entegris eventually backed out of the contest. Shareholders of Versum Materials approved the Merck acquisition in mid-June 2019 and the deal is expected to close in the second half of 2019. We sold out of Fund’s position before the end of the reporting period to capture the gains from this stock.
In the health care sector, the Fund benefited from a long position in Veeva Systems Inc., a cloud-computing provider focused on pharmaceutical and life sciences industry applications. The company has been expanding its focus to include other heavily regulated industries such as cosmetics, packaged goods and chemicals. Shares hit an all-time high later in the reporting period after the company reported fiscal first-quarter 2020 earnings and revenues that topped expectations. Overall revenue surged 25% year over year with particularly encouraging results from its cloud-based content management platform Vault where revenue grew 44%. Following the strong results, Veeva Systems also increased its full-year guidance. The company is benefiting from a healthy cash position and no debt, which eliminates pressures that more highly levered companies face. The Fund no longer maintains a position in Veeva Systems.

Portfolio Managers’ Comments (continued)
In the energy sector, the Fund benefited from a short position in Weatherford International PLC, one of the largest multi-national oilfield service companies providing solutions, technology and services to the oil and gas industry. Shares were under pressure throughout the reporting period as investors were hoping to see a dramatic improvement in cash flow in order for the company to substantially cut its large debt load. The surge in yields on 2020 and 2021 maturities significantly impaired the company’s ability to reduce or refinance its $3.6 billion in debt that needs to be addressed over the next 24 months. Although Weatherford International attempted to improve the situation with a number of smaller asset sales heading into year-end 2018, the company was not able to turn the situation around. The company filed for bankruptcy protection and a proposed debt restructuring plan in mid-2019. As a result, we covered the Fund’s short position in Weatherford International before the end of the reporting period.
In the information technology sector, the Fund benefited from a short position in 2U Inc., an education specialist that partners with non-profit colleges and universities to offer online degrees. Shares plunged in early May 2019 despite the company reporting favorable first-quarter results that exceeded expectations, including a more than 32% increase in quarterly revenue year over year. Investors were spooked by management’s modest reduction in full-year revenue guidance due to lower enrollment levels for 2U’s largest programs. The company also announced a $750 million cash and stock deal to acquire Trilogy Education, which specializes in skill-based technology courses, and launched a number of new graduate course with several universities. We maintained the Fund’s short position in 2U at the end of the reporting period.

Risk Considerations
Nuveen Large Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund's prospectus.
Nuveen Large Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund's prospectus.
Nuveen Large Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund's prospectus.
Nuveen Equity Long/Short Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure the changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund's prospectus.
Nuveen Equity Market Neutral Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather that the returns of the stock market, performance will be more dependent on the portfolio manager acumen that is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund's prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(13.60)%	3.78%	9.76%
Class A Shares at maximum Offering Price	(18.57)%	2.55%	9.11%
Russell 1000® Value Index	0.62%	6.59%	11.49%
Lipper Multi-Cap Value Funds Classification Average	(4.37)%	5.09%	10.20%
Class C Shares	(14.24)%	3.00%	8.94%
Class R3 Shares	(13.81)%	3.52%	9.48%
Class I Shares	(13.40)%	4.03%	10.03%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(13.35)%	8.14%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(9.53)%	5.22%	9.82%
Class A Shares at maximum Offering Price	(14.74)%	3.99%	9.17%
Class C Shares	(10.21)%	4.43%	9.00%
Class R3 Shares	(9.76)%	4.96%	9.55%
Class I Shares	(9.30)%	5.49%	10.10%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(9.25)%	9.26%
Since inception returns for Class R6 Shares are from 6/30/16. Performance prior to June 24, 2013, reflects the Fund's performance under the management of multiple sub-advisors using investment strategies that differed significantly from those currently in place. Indexes are Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.05%	1.80%	1.30%	0.76%	0.80%
Net Expense Ratios	1.00%	1.75%	1.25%	0.71%	0.75%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.20% after July 31, 2021) of average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(13.31)%	5.94%	10.06%
Class A Shares at maximum Offering Price	(18.29)%	4.69%	9.01%
Russell 1000® Index	2.49%	9.85%	11.96%
Lipper Multi-Cap Core Funds Classification Average	(0.32)%	7.33%	9.74%
Class C Shares	(13.98)%	5.15%	9.23%
Class I Shares	(13.09)%	6.20%	10.33%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(13.02)%	10.04%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(10.82)%	6.93%	10.31%
Class A Shares at maximum Offering Price	(15.95)%	5.68%	9.28%
Class C Shares	(11.49)%	6.14%	9.49%
Class I Shares	(10.59)%	7.21%	10.59%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(10.52)%	10.55%
Since Inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes are Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.01%	1.76%	0.71%	0.76%
Net Expense Ratios	0.98%	1.73%	0.68%	0.73%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(6.86)%	8.12%	11.67%
Class A Shares at maximum Offering Price	(12.21)%	6.84%	10.61%
Russell 1000® Growth Index	4.27%	13.06%	14.87%
Lipper Multi-Cap Growth Funds Classification Average	2.52%	10.15%	12.47%
Class C Shares	(7.55)%	7.31%	10.84%
Class I Shares	(6.62)%	8.39%	11.95%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(6.54)%	13.60%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(4.58)%	9.03%	11.84%
Class A Shares at maximum Offering Price	(10.06)%	7.75%	10.79%
Class C Shares	(5.30)%	8.22%	11.00%
Class I Shares	(4.34)%	9.31%	12.11%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(4.27)%	13.88%
Since Inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes are Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.12%	1.87%	0.78%	0.87%
Net Expense Ratios	0.99%	1.74%	0.65%	0.74%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Equity Long/Short Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.65)%	5.74%	8.59%
Class A Shares at maximum Offering Price	(12.96)%	4.49%	7.94%
Russell 1000® Index	2.49%	9.85%	13.49%
Lipper Alternative Long/Short Equity Funds Classification Average	(1.96)%	3.03%	5.69%
Class C Shares	(8.33)%	4.95%	7.77%
Class I Shares	(7.44)%	6.00%	8.85%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(8.04)%	5.92%	8.27%
Class A Shares at maximum Offering Price	(13.33)%	4.68%	7.63%
Class C Shares	(8.71)%	5.13%	7.46%
Class I Shares	(7.81)%	6.19%	8.54%
Performance prior to March 1, 2013, reflects the Fund's performance under the management of a sub-advisor using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.73%	3.47%	2.47%
Net Expense Ratios	2.63%	3.37%	2.37%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Equity Market Neutral Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(3.35)%	2.99%	3.57%
Class A Shares at maximum Offering Price	(8.91)%	1.78%	2.59%
ICE BofAML 3-Month U.S. Treasury Bill Index	2.36%	0.95%	0.77%
Lipper Alternative Equity Market Neutral Funds Classification Average	(3.65)%	(1.40)%	1.07%
Class C Shares	(4.05)%	2.23%	2.81%
Class I Shares	(3.11)%	3.24%	3.83%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(3.46)%	2.97%	3.59%
Class A Shares at maximum Offering Price	(9.01)%	1.76%	2.62%
Class C Shares	(4.16)%	2.20%	2.82%
Class I Shares	(3.21)%	3.23%	3.85%
Since Inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.71%	3.46%	2.45%
Net Expense Ratios	2.55%	3.30%	2.29%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    August 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	9.3%
Machinery	8.1%
Consumer Finance	5.5%
Insurance	4.5%
Technology Hardware, Storage & Peripherals	4.4%
Semiconductors & Semiconductor Equipment	4.1%
Capital Markets	3.9%
Pharmaceuticals	3.5%
IT Services	3.5%
Oil, Gas & Consumable Fuels	3.4%
Health Care Providers & Services	3.3%
Metals & Mining	3.2%
Diversified Telecommunication Services	3.0%
Specialty Retail	2.9%
Automobiles	2.7%
Biotechnology	2.4%
Media	2.4%
Airlines	2.2%
Household Durables	2.2%
Containers & Packaging	2.1%
Internet & Direct Marketing Retail	2.0%
Road & Rail	2.0%
Other	18.2%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
AT&T Inc	3.0%
Bank of America Corp	2.8%
Wells Fargo & Co	2.4%
Citigroup Inc.	2.2%
Intel Corp	2.1%

Nuveen Large Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	99.8%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Biotechnology	6.8%
Machinery	5.7%
Technology Hardware, Storage & Peripherals	5.6%
Internet & Direct Marketing Retail	5.6%
IT Services	5.4%
Software	5.4%
Semiconductors & Semiconductor Equipment	4.5%
Health Care Providers & Services	4.3%
Consumer Finance	4.2%
Interactive Media & Services	4.0%
Oil, Gas & Consumable Fuels	3.9%
Capital Markets	2.8%
Insurance	2.7%
Hotels, Restaurants & Leisure	2.6%
Real Estate Management & Development	2.1%
Metals & Mining	2.1%
Containers & Packaging	2.1%
Media	2.1%
Road & Rail	2.1%
Entertainment	1.9%
Specialty Retail	1.9%
Communications Equipment	1.7%
Banks	1.6%
Other	18.7%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	3.3%
Apple Inc.	2.6%
Mastercard Inc.	1.9%
Amazoncom Inc.	1.9%
Alphabet Inc.	1.8%

Holding Summaries    August 31, 2019 (continued)
Nuveen Large Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	9.9%
Biotechnology	9.2%
Internet & Direct Marketing Retail	7.9%
IT Services	7.6%
Technology Hardware, Storage & Peripherals	7.1%
Interactive Media & Services	6.1%
Semiconductors & Semiconductor Equipment	5.6%
Machinery	3.2%
Capital Markets	3.2%
Media	3.2%
Hotels, Restaurants & Leisure	3.0%
Consumer Finance	3.0%
Pharmaceuticals	2.8%
Health Care Providers & Services	2.7%
Communications Equipment	2.5%
Household Durables	2.2%
Real Estate Management & Development	2.1%
Other	17.9%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	7.3%
Apple Inc.	6.1%
Alphabet Inc.	3.5%
Amazoncom Inc.	3.5%
Mastercard Inc.	2.8%

Nuveen Equity Long/Short Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	133.4%
Total Long Exposure	133.4%
Short-Term Investments
Repurchase Agreements	18.8%
Total Investments	152.2%
Securities Sold Short
Common Stocks Sold Short	(68.4)%
Total Short Exposure	(68.4)%
Other Assets Less Liabilities	16.2%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Microsoft Corp	3.8%
Apple Inc.	1.8%
Mastercard Inc.	1.8%
Merck & Co Inc.	1.7%
Comcast Corp	1.6%

Top Five Holdings - Short Exposure (% of net assets)
Weyerhaeuser Co	(0.8)%
Air Lease Corp	(0.8)%
United Parcel Service Inc.	(0.8)%
JB Hunt Transport Services Inc.	(0.8)%
Sirius Xm Holdings Inc.	(0.8)%
Portfolio Composition Long Exposure (% of net assets)
IT Services	10.7%
Software	10.1%
Biotechnology	6.7%
Machinery	6.1%
Banks	5.3%
Interactive Media & Services	5.3%
Pharmaceuticals	5.2%
Internet & Direct Marketing Retail	5.0%
Hotels, Restaurants & Leisure	4.8%
Media	4.5%
Health Care Providers & Services	4.4%
Capital Markets	4.2%
Food & Staples Retailing	3.9%
Specialty Retail	3.2%
Semiconductors & Semiconductor Equipment	2.9%
Metals & Mining	2.9%
Technology Hardware, Storage & Peripherals	2.9%
Building Products	2.7%
Communications Equipment	2.7%
Industrial Conglomerates	2.6%
Equity Real Estate Investment Trust	2.6%
Oil, Gas & Consumable Fuels	2.4%
Independent Power & Renewable Electricity Producers	2.2%
Real Estate Management & Development	2.2%
Household Durables	2.2%
Airlines	2.2%
Health Care Equipment & Supplies	2.0%
Consumer Finance	2.0%
Other	19.5%
Total	133.4%
Portfolio Composition Short Exposure (% of net assets)
Software	(6.8)%
Food Products	(5.0)%
Entertainment	(3.4)%
Biotechnology	(3.4)%
Health Care Equipment & Supplies	(3.2)%
Electronic Equipment, Instruments & Components	(3.0)%
Road & Rail	(2.9)%
Specialty Retail	(2.9)%
IT Services	(2.8)%
Multiline Retail	(2.1)%
Energy Equipment & Services	(1.9)%
Machinery	(1.9)%
Oil, Gas & Consumable Fuels	(1.9)%
Air Freight & Logistics	(1.5)%
Leisure Products	(1.5)%
Trading Companies & Distributors	(1.5)%
Capital Markets	(1.5)%
Household Products	(1.5)%
Other	(19.7)%
Total	(68.4)%

Holding Summaries    August 31, 2019 (continued)
Nuveen Equity Market Neutral Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	84.1%
Total Long Exposure	84.1%
Short-Term Investments
Repurchase Agreements	16.5%
Total Investments	100.6%
Securities Sold Short
Common Stocks Sold Short	(79.7)%
Total Short Exposure	(79.7)%
Other Assets Less Liabilities	79.1%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
NVR Inc.	1.1%
Allison Transmission Holdings Inc.	1.0%
International Paper Co	1.0%
AGCO Corp	1.0%
FleetCor Technologies Inc.	1.0%

Top Five Holdings - Short Exposure (% of net assets)
Targa Resources Corp	(1.0)%
Virtu Financial Inc.	(1.0)%
Rollins Inc.	(1.0)%
Hess Corp	(1.0)%
Brunswick Corp	(1.0)%
Portfolio Composition Long Exposure (% of net assets)
Machinery	6.0%
Biotechnology	4.5%
Consumer Finance	4.5%
Insurance	4.1%
IT Services	4.0%
Health Care Providers & Services	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Metals & Mining	3.6%
Media	3.6%
Oil, Gas & Consumable Fuels	3.3%
Capital Markets	3.1%
Household Durables	2.9%
Technology Hardware, Storage & Peripherals	2.9%
Internet & Direct Marketing Retail	2.7%
Pharmaceuticals	2.1%
Containers & Packaging	1.9%
Hotels, Restaurants & Leisure	1.8%
Entertainment	1.8%
Real Estate Management & Development	1.7%
Construction & Engineering	1.5%
Software	1.3%
Other	19.5%
Total	84.1%
Portfolio Composition Short Exposure (% of net assets)
Software	(6.5)%
Food Products	(5.1)%
Entertainment	(4.5)%
Biotechnology	(4.1)%
Health Care Equipment & Supplies	(3.8)%
Specialty Retail	(3.6)%
Road & Rail	(3.5)%
Oil, Gas & Consumable Fuels	(2.8)%
Electronic Equipment, Instruments & Components	(2.7)%
Machinery	(2.7)%
Energy Equipment & Services	(2.4)%
Chemicals	(2.0)%
Leisure Products	(1.9)%
Commercial Services & Supplies	(1.9)%
Hotels, Restaurants & Leisure	(1.8)%
Air Freight & Logistics	(1.8)%
Multi-Utilities	(1.8)%
Media	(1.7)%
Semiconductors & Semiconductor Equipment	(1.7)%
Multiline Retail	(1.7)%
Household Durables	(1.7)%
Other	(19.9)%
Total	(79.7)%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2019.
The beginning of the period is March 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 948.24	$ 944.65	$ 947.09	$ 949.84	$ 949.35
Expenses Incurred During the Period	$ 4.91	$ 8.58	$ 6.13	$ 3.39	$ 3.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.73	$1,021.42
Expenses Incurred During the Period	$ 5.09	$ 8.89	$ 6.36	$ 3.52	$ 3.82
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.69% and 0.75% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Large Cap Core Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 963.19	$ 959.55	$ 964.75	$ 964.37
Expenses Incurred During the Period	$ 4.85	$ 8.54	$ 3.27	$ 3.61
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.27	$1,016.48	$1,021.88	$1,021.53
Expenses Incurred During the Period	$ 4.99	$ 8.79	$ 3.36	$ 3.72
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.73%, 0.66%, and 0.73% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Large Cap Growth Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.58	$1,017.84	$1,023.46	$1,023.11
Expenses Incurred During the Period	$ 5.04	$ 8.85	$ 3.32	$ 3.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.21	$1,016.43	$1,021.93	$1,021.48
Expenses Incurred During the Period	$ 5.04	$ 8.84	$ 3.31	$ 3.77
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.99%, 1.74%, 0.65%, and 0.74% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Equity Long/Short Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.00	$1,011.17	$1,016.30
Expenses Incurred During the Period	$ 13.92	$ 17.69	$ 12.65
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.39	$1,007.61	$1,012.65
Expenses Incurred During the Period	$ 13.89	$ 17.66	$ 12.63
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.74%, 3.49%, and 2.49% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 996.19	$ 992.49	$ 997.50
Expenses Incurred During the Period	$ 13.74	$ 17.48	$ 12.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.44	$1,007.66	$1,012.75
Expenses Incurred During the Period	$ 13.84	$ 17.61	$ 12.53
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.73%, 3.48%, and 2.47% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Investment Trust
Nuveen Investment Trust II:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, and Nuveen Equity Market Neutral Fund (four of the funds comprising Nuveen Investment Trust) and Nuveen Equity Long/Short Fund (one of the funds comprising Nuveen Investment Trust II) (the “Funds”), including the portfolios of investments, as of August 31, 2019, the related statements of operations for the year then ended, the statements of cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations and their cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinions
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
October 29, 2019

Nuveen Large Cap Value Fund
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Aerospace & Defense – 1.0%
46,000	Spirit AeroSystems Holdings Inc.	$ 3,707,600
	Airlines – 2.2%
80,000	Southwest Airlines Co	4,185,600
48,000	United Airlines Holdings Inc., (2)	4,046,880
	Total Airlines	8,232,480
	Automobiles – 2.7%
546,000	Ford Motor Co	5,006,820
139,000	General Motors Co	5,155,510
	Total Automobiles	10,162,330
	Banks – 9.3%
378,000	Bank of America Corp	10,398,780
10,000	CIT Group Inc.	425,900
126,000	Citigroup Inc.	8,108,100
23,000	JPMorgan Chase & Co	2,526,780
74,000	Popular Inc	3,890,180
192,000	Wells Fargo & Co	8,941,440
	Total Banks	34,291,180
	Biotechnology – 2.4%
19,000	Amgen Inc.	3,963,780
20,000	Biogen Inc., (2)	4,395,000
26,000	Exelixis Inc., (2)	516,100
	Total Biotechnology	8,874,880
	Building Products – 1.0%
90,000	Masco Corp	3,665,700
	Capital Markets – 3.9%
32,000	Ameriprise Financial Inc	4,127,360
110,000	Legg Mason Inc.	4,046,900
123,000	Morgan Stanley	5,103,270
11,000	T Rowe Price Group Inc	1,216,820
	Total Capital Markets	14,494,350
	Communications Equipment – 1.0%
76,000	Cisco Systems Inc.	3,557,560

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Consumer Finance – 5.5%
55,000	Capital One Financial Corp	$4,764,100
8,000	Credit Acceptance Corp, (2)	3,621,200
52,000	Discover Financial Services	4,158,440
294,000	Navient Corp	3,745,560
127,000	Synchrony Financial	4,070,350
	Total Consumer Finance	20,359,650
	Containers & Packaging – 2.1%
93,000	Berry Global Group Inc., (2)	3,640,020
101,000	International Paper Co	3,949,100
	Total Containers & Packaging	7,589,120
	Diversified Consumer Services – 0.9%
137,000	H&R Block Inc	3,318,140
	Diversified Financial Services – 1.0%
19,000	Berkshire Hathaway Inc, (2)	3,864,790
	Diversified Telecommunication Services – 3.0%
310,000	AT&T Inc	10,930,600
	Electrical Equipment – 1.1%
55,000	Regal Beloit Corp	3,899,500
	Electronic Equipment, Instruments & Components – 1.1%
141,000	Jabil Inc.	4,062,210
	Entertainment – 2.0%
143,000	Viacom Inc.	3,572,140
652,000	Zynga Inc., (2)	3,722,920
	Total Entertainment	7,295,060
	Food & Staples Retailing – 0.2%
7,000	Walmart Inc.	799,820
	Health Care Providers & Services – 3.3%
4,900	AmerisourceBergen Corp	403,123
90,000	Cardinal Health Inc.	3,881,700
31,000	HCA Inc.	3,726,200
31,000	McKesson Corp	4,286,370
	Total Health Care Providers & Services	12,297,393
	Household Durables – 2.2%
114,000	PulteGroup Inc.	3,853,200
30,000	Whirlpool Corp	4,172,700
	Total Household Durables	8,025,900

Shares	Description (1)	Value
	Household Products – 0.2%
5,000	Procter & Gamble Co	$ 601,150
	Independent Power & Renewable Electricity Producers – 1.1%
260,000	AES Corp	3,985,800
	Industrial Conglomerates – 1.0%
26,000	Carlisle Cos Inc.	3,768,960
	Insurance – 4.5%
90,000	Aflac Inc	4,516,200
87,000	Assured Guaranty Ltd	3,701,850
68,000	Lincoln National Corp	3,595,840
110,000	MetLife Inc.	4,873,000
1,000	Primerica Inc.	119,170
	Total Insurance	16,806,060
	Internet & Direct Marketing Retail – 2.0%
96,000	eBay Inc.	3,867,840
28,000	Expedia Group Inc.	3,642,800
	Total Internet & Direct Marketing Retail	7,510,640
	IT Services – 3.5%
50,000	Booz Allen Hamilton Holding Corp	3,775,500
37,000	International Business Machines Corp	5,014,610
20,000	VeriSign Inc., (2)	4,077,000
	Total IT Services	12,867,110
	Machinery – 8.1%
56,000	AGCO Corp	3,870,720
44,000	Caterpillar Inc	5,236,000
30,000	Cummins Inc.	4,478,100
54,000	Oshkosh Corp	3,794,580
69,000	PACCAR Inc.	4,523,640
26,000	Parker-Hannifin Corp	4,310,020
94,000	Timken Co	3,776,920
	Total Machinery	29,989,980
	Media – 2.4%
22,000	Comcast Corp	973,720
143,000	Discovery Inc., (2)	3,946,800
50,000	Omnicom Group Inc.	3,803,000
	Total Media	8,723,520
	Metals & Mining – 3.2%
81,000	Nucor Corp	3,967,380
42,000	Reliance Steel & Aluminum Co	4,083,660

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Metals & Mining (continued)
138,000	Steel Dynamics Inc.	$ 3,726,000
	Total Metals & Mining	11,777,040
	Multiline Retail – 1.4%
49,000	Target Corp	5,244,960
	Oil, Gas & Consumable Fuels – 3.4%
15,000	ConocoPhillips	782,700
102,000	CONSOL Energy Inc, (2)	1,709,520
298,000	EQT Corp	3,030,660
885,000	Extraction Oil & Gas Inc., (2)	3,566,550
13,000	Exxon Mobil Corp	890,240
378,000	Gulfport Energy Corp, (2)	907,200
101,000	Parsley Energy Inc.	1,808,910
	Total Oil, Gas & Consumable Fuels	12,695,780
	Paper & Forest Products – 0.6%
63,000	Domtar Corp	2,075,850
	Pharmaceuticals – 3.5%
104,000	Bristol-Myers Squibb Co	4,999,280
28,000	Jazz Pharmaceuticals PLC, (2)	3,588,200
8,000	Johnson & Johnson	1,026,880
38,000	Merck & Co Inc.	3,285,860
	Total Pharmaceuticals	12,900,220
	Professional Services – 1.1%
49,000	ManpowerGroup Inc.	4,005,260
	Real Estate Management & Development – 1.3%
79,000	CBRE Group Inc., (2)	4,129,330
6,000	Jones Lang LaSalle Inc.	804,300
	Total Real Estate Management & Development	4,933,630
	Road & Rail – 2.0%
34,000	Genesee & Wyoming Inc., (2)	3,769,920
22,000	Union Pacific Corp	3,563,120
	Total Road & Rail	7,333,040
	Semiconductors & Semiconductor Equipment – 4.1%
167,000	Intel Corp	7,917,470
18,000	Lam Research Corp	3,789,180
35,000	NXP Semiconductors NV	3,574,900
	Total Semiconductors & Semiconductor Equipment	15,281,550
	Software – 0.3%
8,000	VMware Inc., (2)	1,131,520

Shares	Description (1)	Value
	Specialty Retail – 2.9%
3,000	AutoZone Inc., (2)	$3,305,070
61,000	Best Buy Co Inc.	3,882,650
39,000	Murphy USA Inc., (2)	3,486,600
	Total Specialty Retail	10,674,320
	Technology Hardware, Storage & Peripherals – 4.4%
76,000	Dell Technologies Inc., (2)	3,916,280
313,000	Hewlett Packard Enterprise Co	4,325,660
232,000	HP Inc	4,243,280
116,000	NCR Corp, (2)	3,655,160
	Total Technology Hardware, Storage & Peripherals	16,140,380
	Thrifts & Mortgage Finance – 1.0%
299,000	MGIC Investment Corp	3,782,350
	Wireless Telecommunication Services – 0.9%
132,000	Telephone & Data Systems Inc.	3,326,400
	Total Long-Term Investments (cost $360,138,249)	364,983,783

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%
	REPURCHASE AGREEMENTS – 1.0%
$ 3,528	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/19, repurchase price $3,528,038, collateralized by $3,410,000 U.S. Treasury Notes, 2.750%, due 4/30/23, value $3,598,212	1.050%	9/03/19	$ 3,527,626
	Total Short-Term Investments (cost $3,527,626)			3,527,626
	Total Investments (cost $363,665,875) – 99.8%			368,511,409
	Other Assets Less Liabilities – 0.2%			720,792
	Net Assets – 100%			$ 369,232,201
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Core Fund
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Airlines – 1.1%
179,000	Southwest Airlines Co	$ 9,365,280
	Automobiles – 1.2%
14,000	Ford Motor Co	128,380
277,000	General Motors Co	10,273,930
	Total Automobiles	10,402,310
	Banks – 1.6%
392,000	Bank of America Corp	10,783,920
30,000	JPMorgan Chase & Co	3,295,800
	Total Banks	14,079,720
	Biotechnology – 6.8%
178,000	AbbVie Inc.	11,701,720
47,000	Amgen Inc.	9,805,140
44,000	Biogen Inc., (2)	9,669,000
109,000	Celgene Corp, (2)	10,551,200
397,000	Exelixis Inc., (2)	7,880,450
111,000	Incyte Corp, (2)	9,082,020
	Total Biotechnology	58,689,530
	Building Products – 0.6%
123,000	Masco Corp	5,009,790
	Capital Markets – 2.8%
113,000	Evercore Inc.	9,012,880
158,000	Legg Mason Inc.	5,812,820
124,000	LPL Financial Holdings Inc.	9,293,800
	Total Capital Markets	24,119,500
	Commercial Services & Supplies – 1.1%
36,000	Cintas Corp	9,496,800
	Communications Equipment – 1.7%
313,000	Cisco Systems Inc.	14,651,530
	Construction & Engineering – 0.5%
129,000	Arcosa Inc.	4,191,210
	Consumer Finance – 4.2%
19,000	Credit Acceptance Corp, (2)	8,600,350

Shares	Description (1)	Value
	Consumer Finance (continued)
114,000	Discover Financial Services	$9,116,580
686,000	Navient Corp	8,739,640
288,000	Synchrony Financial	9,230,400
	Total Consumer Finance	35,686,970
	Containers & Packaging – 2.1%
224,000	Berry Global Group Inc., (2)	8,767,360
240,000	International Paper Co	9,384,000
	Total Containers & Packaging	18,151,360
	Diversified Consumer Services – 0.7%
251,000	H&R Block Inc	6,079,220
	Diversified Financial Services – 0.5%
21,000	Berkshire Hathaway Inc, (2)	4,271,610
	Diversified Telecommunication Services – 0.8%
205,000	AT&T Inc	7,228,300
	Electrical Equipment – 1.0%
117,000	Regal Beloit Corp	8,295,300
	Electronic Equipment, Instruments & Components – 1.1%
328,000	Jabil Inc.	9,449,680
	Entertainment – 1.9%
307,000	Viacom Inc.	7,668,860
1,581,000	Zynga Inc., (2)	9,027,510
	Total Entertainment	16,696,370
	Food & Staples Retailing – 1.1%
131,000	Sysco Corp	9,737,230
	Health Care Providers & Services – 4.3%
108,000	AmerisourceBergen Corp	8,885,160
214,000	Cardinal Health Inc.	9,229,820
75,000	HCA Inc.	9,015,000
69,000	McKesson Corp	9,540,630
	Total Health Care Providers & Services	36,670,610
	Hotels, Restaurants & Leisure – 2.6%
101,000	Hilton Worldwide Holdings Inc.	9,329,370
130,000	Starbucks Corp	12,552,800
	Total Hotels, Restaurants & Leisure	21,882,170
	Household Durables – 1.2%
2,000	NVR Inc., (2)	7,198,000

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Household Durables (continued)
24,000	Whirlpool Corp	$ 3,338,160
	Total Household Durables	10,536,160
	Household Products – 0.1%
8,000	Procter & Gamble Co	961,840
	Industrial Conglomerates – 1.1%
63,000	Carlisle Cos Inc.	9,132,480
	Insurance – 2.7%
57,000	Assured Guaranty Ltd	2,425,350
74,000	Athene Holding Ltd, (2)	2,875,640
151,000	Lincoln National Corp	7,984,880
219,000	MetLife Inc.	9,701,700
	Total Insurance	22,987,570
	Interactive Media & Services – 4.0%
13,000	Alphabet Inc., (2)	15,476,890
33,000	Facebook Inc., (2)	6,127,110
18,000	IAC/InterActiveCorp	4,583,520
99,000	Match Group Inc., (2)	8,395,200
	Total Interactive Media & Services	34,582,720
	Internet & Direct Marketing Retail – 5.6%
9,000	Amazoncom Inc., (2)	15,986,610
6,000	Booking Holdings Inc., (2)	11,798,460
246,000	eBay Inc.	9,911,340
76,000	Expedia Group Inc.	9,887,600
	Total Internet & Direct Marketing Retail	47,584,010
	IT Services – 5.4%
119,000	Booz Allen Hamilton Holding Corp	8,985,690
33,000	FleetCor Technologies Inc., (2)	9,847,200
59,000	Mastercard Inc.	16,600,830
46,000	VeriSign Inc., (2)	9,377,100
8,000	Visa Inc	1,446,560
	Total IT Services	46,257,380
	Machinery – 5.7%
136,000	AGCO Corp	9,400,320
214,000	Allison Transmission Holdings Inc.	9,508,020
63,000	Cummins Inc.	9,404,010
121,000	Oshkosh Corp	8,502,670
142,000	PACCAR Inc.	9,309,520
63,000	Timken Co	2,531,340
	Total Machinery	48,655,880

Shares	Description (1)	Value
	Media – 2.1%
162,000	AMC Networks Inc., (2)	$7,857,000
170,000	Discovery Inc., (2)	4,692,000
69,000	Omnicom Group Inc.	5,248,140
	Total Media	17,797,140
	Metals & Mining – 2.1%
189,000	Nucor Corp	9,257,220
330,000	Steel Dynamics Inc.	8,910,000
	Total Metals & Mining	18,167,220
	Multiline Retail – 0.3%
25,000	Target Corp	2,676,000
	Oil, Gas & Consumable Fuels – 3.9%
145,000	CONSOL Energy Inc, (2)	2,430,200
860,000	EQT Corp	8,746,200
1,889,000	Extraction Oil & Gas Inc., (2)	7,612,670
16,000	Exxon Mobil Corp	1,095,680
523,000	Gulfport Energy Corp, (2)	1,255,200
470,000	Parsley Energy Inc.	8,417,700
1,006,000	Range Resources Corp	3,581,360
	Total Oil, Gas & Consumable Fuels	33,139,010
	Paper & Forest Products – 0.5%
134,000	Domtar Corp	4,415,300
	Personal Products – 1.2%
50,000	Estee Lauder Cos Inc.	9,899,500
	Pharmaceuticals – 1.3%
6,000	Bristol-Myers Squibb Co	288,420
67,000	Jazz Pharmaceuticals PLC, (2)	8,586,050
21,000	Johnson & Johnson	2,695,560
	Total Pharmaceuticals	11,570,030
	Professional Services – 1.1%
112,000	ManpowerGroup Inc.	9,154,880
	Real Estate Management & Development – 2.1%
182,000	CBRE Group Inc., (2)	9,513,140
66,000	Jones Lang LaSalle Inc.	8,847,300
	Total Real Estate Management & Development	18,360,440
	Road & Rail – 2.1%
77,000	Genesee & Wyoming Inc., (2)	8,537,760
56,000	Union Pacific Corp	9,069,760
	Total Road & Rail	17,607,520

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 4.5%
46,000	Lam Research Corp	$9,683,460
87,000	NXP Semiconductors NV	8,886,180
445,000	ON Semiconductor Corp, (2)	7,921,000
155,000	QUALCOMM Inc.	12,054,350
	Total Semiconductors & Semiconductor Equipment	38,544,990
	Software – 5.4%
37,000	Intuit Inc.	10,669,320
204,000	Microsoft Corp	28,123,440
50,000	VMware Inc., (2)	7,072,000
	Total Software	45,864,760
	Specialty Retail – 1.9%
8,000	AutoZone Inc., (2)	8,813,520
88,000	Murphy USA Inc., (2)	7,867,200
	Total Specialty Retail	16,680,720
	Technology Hardware, Storage & Peripherals – 5.6%
108,000	Apple Inc.	22,543,920
177,000	Dell Technologies Inc., (2)	9,120,810
669,000	Hewlett Packard Enterprise Co	9,245,580
383,000	HP Inc	7,005,070
	Total Technology Hardware, Storage & Peripherals	47,915,380
	Textiles, Apparel & Luxury Goods – 0.7%
191,000	Skechers USA Inc, (2)	6,047,060
	Thrifts & Mortgage Finance – 0.6%
392,000	MGIC Investment Corp	4,958,800
	Wireless Telecommunication Services – 0.9%
291,000	Telephone & Data Systems Inc.	7,333,200
	Total Long-Term Investments (cost $807,835,105)	854,984,480

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.0%
	REPURCHASE AGREEMENTS – 0.0%
$ 349	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/19, repurchase price $349,407, collateralized by $335,000 U.S. Treasury Notes, 2.625%, due 1/31/26, value $359,298	1.050%	9/03/19	$ 349,366
	Total Short-Term Investments (cost $349,366)			349,366
	Total Investments (cost $808,184,471) – 99.8%			855,333,846
	Other Assets Less Liabilities – 0.2%			1,320,036
	Net Assets – 100%			$ 856,653,882

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Growth Fund
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 1.1%
43,000	Spirit AeroSystems Holdings Inc.	$ 3,465,800
	Airlines – 1.1%
65,000	Southwest Airlines Co	3,400,800
	Biotechnology – 9.2%
82,000	AbbVie Inc.	5,390,680
27,000	Amgen Inc.	5,632,740
16,000	Biogen Inc., (2)	3,516,000
46,000	Celgene Corp, (2)	4,452,800
147,000	Exelixis Inc., (2)	2,917,950
47,000	Gilead Sciences Inc.	2,986,380
42,000	Incyte Corp, (2)	3,436,440
	Total Biotechnology	28,332,990
	Capital Markets – 3.2%
24,000	Ameriprise Financial Inc	3,095,520
41,000	Evercore Inc.	3,270,160
46,000	LPL Financial Holdings Inc.	3,447,700
	Total Capital Markets	9,813,380
	Commercial Services & Supplies – 1.2%
14,000	Cintas Corp	3,693,200
	Communications Equipment – 2.5%
161,000	Cisco Systems Inc.	7,536,410
	Consumer Finance – 3.0%
7,000	Credit Acceptance Corp, (2)	3,168,550
36,000	Discover Financial Services	2,878,920
101,000	Synchrony Financial	3,237,050
	Total Consumer Finance	9,284,520
	Containers & Packaging – 2.0%
77,000	Berry Global Group Inc., (2)	3,013,780
81,000	International Paper Co	3,167,100
	Total Containers & Packaging	6,180,880
	Diversified Consumer Services – 0.9%
113,000	H&R Block Inc	2,736,860

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 1.1%
118,000	Jabil Inc.	$ 3,399,580
	Entertainment – 1.0%
566,000	Zynga Inc., (2)	3,231,860
	Equity Real Estate Investment Trust – 0.6%
8,000	American Tower Corp	1,841,520
	Food & Staples Retailing – 0.4%
15,000	Sysco Corp	1,114,950
	Health Care Providers & Services – 2.7%
41,000	AmerisourceBergen Corp	3,373,070
7,551	Cardinal Health Inc.	325,675
22,000	McKesson Corp	3,041,940
7,000	UnitedHealth Group Inc.	1,638,000
	Total Health Care Providers & Services	8,378,685
	Health Care Technology – 0.3%
6,000	Veeva Systems Inc., (2)	962,280
	Hotels, Restaurants & Leisure – 3.0%
40,000	Hilton Worldwide Holdings Inc.	3,694,800
58,000	Starbucks Corp	5,600,480
	Total Hotels, Restaurants & Leisure	9,295,280
	Household Durables – 2.2%
1,000	NVR Inc., (2)	3,599,000
90,000	PulteGroup Inc.	3,042,000
	Total Household Durables	6,641,000
	Industrial Conglomerates – 1.7%
24,000	Carlisle Cos Inc.	3,479,040
11,344	Honeywell International Inc.	1,867,449
	Total Industrial Conglomerates	5,346,489
	Insurance – 1.5%
39,000	Athene Holding Ltd, (2)	1,515,540
26,000	Primerica Inc.	3,098,420
	Total Insurance	4,613,960
	Interactive Media & Services – 6.1%
9,000	Alphabet Inc., (2)	10,714,770
37,000	Facebook Inc., (2)	6,869,790
14,000	Match Group Inc., (2)	1,187,200
	Total Interactive Media & Services	18,771,760

Nuveen Large Cap Growth Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Internet & Direct Marketing Retail – 7.9%
6,000	Amazoncom Inc., (2)	$10,657,740
3,000	Booking Holdings Inc., (2)	5,899,230
99,000	eBay Inc.	3,988,710
28,000	Expedia Group Inc.	3,642,800
	Total Internet & Direct Marketing Retail	24,188,480
	IT Services – 7.6%
47,000	Booz Allen Hamilton Holding Corp	3,548,970
13,000	FleetCor Technologies Inc., (2)	3,879,200
31,000	Mastercard Inc.	8,722,470
16,000	VeriSign Inc., (2)	3,261,600
21,000	Visa Inc	3,797,220
	Total IT Services	23,209,460
	Machinery – 3.2%
76,000	Allison Transmission Holdings Inc.	3,376,680
21,000	Cummins Inc.	3,134,670
20,000	Parker-Hannifin Corp	3,315,400
	Total Machinery	9,826,750
	Media – 3.2%
66,000	AMC Networks Inc., (2)	3,201,000
46,000	Omnicom Group Inc.	3,498,760
153,000	The Interpublic Group of Cos Inc.	3,041,640
	Total Media	9,741,400
	Metals & Mining – 0.9%
108,000	Steel Dynamics Inc.	2,916,000
	Oil, Gas & Consumable Fuels – 0.7%
285,000	Antero Resources Corp, (2)	903,450
55,000	EQT Corp	559,350
245,000	Gulfport Energy Corp, (2)	588,000
	Total Oil, Gas & Consumable Fuels	2,050,800
	Personal Products – 1.4%
21,000	Estee Lauder Cos Inc.	4,157,790
	Pharmaceuticals – 2.8%
77,000	Bristol-Myers Squibb Co	3,701,390
25,000	Jazz Pharmaceuticals PLC, (2)	3,203,750
20,000	Merck & Co Inc.	1,729,400
	Total Pharmaceuticals	8,634,540
	Real Estate Management & Development – 2.1%
64,000	CBRE Group Inc., (2)	3,345,280

Shares	Description (1)	Value
	Real Estate Management & Development (continued)
24,000	Jones Lang LaSalle Inc.	$ 3,217,200
	Total Real Estate Management & Development	6,562,480
	Road & Rail – 1.0%
28,000	Genesee & Wyoming Inc., (2)	3,104,640
	Semiconductors & Semiconductor Equipment – 5.6%
18,000	Lam Research Corp	3,789,180
72,000	Micron Technology Inc, (2)	3,259,440
30,000	NXP Semiconductors NV	3,064,200
99,000	ON Semiconductor Corp, (2)	1,762,200
68,000	QUALCOMM Inc.	5,288,360
	Total Semiconductors & Semiconductor Equipment	17,163,380
	Software – 9.9%
22,000	Cadence Design Systems Inc., (2)	1,506,560
5,000	Fair Isaac Corp	1,763,600
16,000	Intuit Inc.	4,613,760
163,000	Microsoft Corp	22,471,180
	Total Software	30,355,100
	Specialty Retail – 1.0%
48,000	Best Buy Co Inc.	3,055,200
	Technology Hardware, Storage & Peripherals – 7.1%
89,000	Apple Inc.	18,577,860
102,000	NCR Corp, (2)	3,214,020
	Total Technology Hardware, Storage & Peripherals	21,791,880
	Total Long-Term Investments (cost $243,359,761)	304,800,104

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.7%
	REPURCHASE AGREEMENTS – 0.7%
$ 2,010	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/19, repurchase price $2,010,666, collateralized by $1,945,000 U.S. Treasury Notes, 2.750%, due 4/30/23, value $2,052,352	1.050%	9/03/19	$ 2,010,431
	Total Short-Term Investments (cost $2,010,431)			2,010,431
	Total Investments (cost $245,370,192) – 99.9%			306,810,535
	Other Assets Less Liabilities – 0.1%			344,272
	Net Assets – 100%			$ 307,154,807

Nuveen Large Cap Growth Fund (continued)
Portfolio of Investments    August 31, 2019
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Equity Long/Short Fund
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 133.4%
	COMMON STOCKS – 133.4%
	Airlines – 2.2%
70,000	Southwest Airlines Co	$3,662,400
41,500	United Airlines Holdings Inc., (2)	3,498,865
	Total Airlines	7,161,265
	Automobiles – 0.9%
84,000	General Motors Co	3,115,560
	Banks – 5.3%
196,000	Bank of America Corp	5,391,960
73,000	CIT Group Inc.	3,109,070
67,000	Citigroup Inc.	4,311,450
43,500	JPMorgan Chase & Co	4,778,910
	Total Banks	17,591,390
	Biotechnology – 6.7%
34,000	AbbVie Inc.	2,235,160
23,000	Amgen Inc.	4,798,260
17,500	Biogen Inc., (2)	3,845,625
170,000	Exelixis Inc., (2)	3,374,500
68,000	Gilead Sciences Inc.	4,320,720
45,000	Incyte Corp, (2)	3,681,900
	Total Biotechnology	22,256,165
	Building Products – 2.7%
40,000	Fortune Brands Home & Security Inc.	2,042,400
95,000	Masco Corp	3,869,350
55,000	Owens Corning	3,154,800
	Total Building Products	9,066,550
	Capital Markets – 4.2%
39,000	Evercore Inc.	3,110,640
102,000	Legg Mason Inc.	3,752,580
41,500	LPL Financial Holdings Inc.	3,110,425
16,250	MSCI Inc.	3,812,738
	Total Capital Markets	13,786,383
	Chemicals – 1.1%
33,000	Celanese Corp	3,741,210

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Commercial Services & Supplies – 1.2%
14,500	Cintas Corp	$ 3,825,100
	Communications Equipment – 2.7%
115,000	Cisco Systems Inc.	5,383,150
80,000	EchoStar Corp, (2)	3,380,000
	Total Communications Equipment	8,763,150
	Construction & Engineering – 1.2%
109,000	AECOM, (2)	3,867,320
	Consumer Finance – 2.0%
366,000	SLM Corp	3,089,040
106,000	Synchrony Financial	3,397,300
	Total Consumer Finance	6,486,340
	Containers & Packaging – 1.1%
90,000	Sealed Air Corp	3,583,800
	Diversified Consumer Services – 1.0%
137,000	H&R Block Inc	3,318,140
	Diversified Financial Services – 1.0%
69,000	Voya Financial Inc.	3,403,080
	Electric Utilities – 0.8%
43,000	Evergy Inc.	2,795,000
	Electrical Equipment – 1.0%
45,000	Regal Beloit Corp	3,190,500
	Electronic Equipment, Instruments & Components – 0.7%
82,000	Jabil Inc.	2,362,420
	Entertainment – 1.1%
620,000	Zynga Inc., (2)	3,540,200
	Equity Real Estate Investment Trust – 2.6%
20,000	American Tower Corp	4,603,800
15,000	SBA Communications Corp	3,936,450
	Total Equity Real Estate Investment Trust	8,540,250
	Food & Staples Retailing – 3.9%
22,000	Casey's General Stores Inc.	3,692,700
54,000	Sysco Corp	4,013,820
44,000	Walmart Inc.	5,027,440
	Total Food & Staples Retailing	12,733,960
	Food Products – 1.6%
41,000	Campbell Soup Co	1,845,000

Shares	Description (1)	Value
	Food Products (continued)
150,000	Flowers Foods Inc.	$ 3,420,000
	Total Food Products	5,265,000
	Health Care Equipment & Supplies – 2.0%
25,000	Danaher Corp	3,552,250
29,000	Hill-Rom Holdings Inc.	3,122,720
	Total Health Care Equipment & Supplies	6,674,970
	Health Care Providers & Services – 4.4%
8,000	Chemed Corp	3,435,440
26,000	HCA Inc.	3,125,200
23,000	McKesson Corp	3,180,210
20,500	UnitedHealth Group Inc.	4,797,000
	Total Health Care Providers & Services	14,537,850
	Health Care Technology – 1.1%
23,000	Veeva Systems Inc., (2)	3,688,740
	Hotels, Restaurants & Leisure – 4.8%
44,500	Dunkin' Brands Group Inc.	3,668,580
41,000	Hilton Worldwide Holdings Inc.	3,787,170
49,000	Starbucks Corp	4,731,440
85,000	Wyndham Destinations Inc	3,768,900
	Total Hotels, Restaurants & Leisure	15,956,090
	Household Durables – 2.2%
111,000	PulteGroup Inc.	3,751,800
25,000	Whirlpool Corp	3,477,250
	Total Household Durables	7,229,050
	Independent Power & Renewable Electricity Producers – 2.2%
224,000	AES Corp	3,433,920
155,000	Vistra Energy Corp	3,867,250
	Total Independent Power & Renewable Electricity Producers	7,301,170
	Industrial Conglomerates – 2.6%
26,500	Carlisle Cos Inc.	3,841,440
29,000	Honeywell International Inc.	4,773,980
	Total Industrial Conglomerates	8,615,420
	Interactive Media & Services – 5.3%
2,450	Alphabet Inc., (2)	2,916,798
20,000	Facebook Inc., (2)	3,713,400
15,000	IAC/InterActiveCorp	3,819,600
35,000	Match Group Inc., (2)	2,968,000
93,000	Twitter Inc., (2)	3,966,450
	Total Interactive Media & Services	17,384,248

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Internet & Direct Marketing Retail – 5.0%
1,800	Amazoncom Inc., (2)	$3,197,322
900	Booking Holdings Inc., (2)	1,769,769
99,000	eBay Inc.	3,988,710
68,000	Etsy Inc., (2)	3,589,720
29,500	Expedia Group Inc.	3,837,950
	Total Internet & Direct Marketing Retail	16,383,471
	IT Services – 10.7%
50,000	Booz Allen Hamilton Holding Corp	3,775,500
29,000	Broadridge Financial Solutions Inc.	3,753,760
17,500	CACI International Inc., (2)	3,890,075
33,000	Fiserv Inc., (2)	3,529,020
13,000	FleetCor Technologies Inc., (2)	3,879,200
22,500	International Business Machines Corp	3,049,425
20,500	Mastercard Inc.	5,768,085
44,000	PayPal Holdings Inc., (2)	4,798,200
183,000	Switch Inc.	3,001,200
	Total IT Services	35,444,465
	Machinery – 6.1%
44,000	AGCO Corp	3,041,280
72,000	Allison Transmission Holdings Inc.	3,198,960
21,500	Cummins Inc.	3,209,305
38,000	Oshkosh Corp	2,670,260
20,000	PACCAR Inc.	1,311,200
23,500	Parker-Hannifin Corp	3,895,595
73,000	Timken Co	2,933,140
	Total Machinery	20,259,740
	Media – 4.5%
129,000	Altice USA Inc., (2)	3,725,520
122,000	Comcast Corp	5,399,720
83,000	Discovery Inc., (2)	2,290,800
45,000	Omnicom Group Inc.	3,422,700
	Total Media	14,838,740
	Metals & Mining – 2.9%
62,000	Nucor Corp	3,036,760
37,500	Reliance Steel & Aluminum Co	3,646,125
107,000	Steel Dynamics Inc.	2,889,000
	Total Metals & Mining	9,571,885
	Multiline Retail – 1.2%
38,000	Target Corp	4,067,520

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 2.4%
54,000	ConocoPhillips	$2,817,720
140,000	EQT Corp	1,423,800
212,000	Parsley Energy Inc.	3,796,920
	Total Oil, Gas & Consumable Fuels	8,038,440
	Personal Products – 1.2%
20,000	Estee Lauder Cos Inc.	3,959,800
	Pharmaceuticals – 5.2%
90,000	Bristol-Myers Squibb Co	4,326,300
134,000	Horizon Therapeutics PLC, (2)	3,702,420
27,000	Jazz Pharmaceuticals PLC, (2)	3,460,050
65,000	Merck & Co Inc.	5,620,550
	Total Pharmaceuticals	17,109,320
	Professional Services – 0.9%
18,000	Verisk Analytics Inc.	2,907,720
	Real Estate Management & Development – 2.2%
74,000	CBRE Group Inc., (2)	3,867,980
25,500	Jones Lang LaSalle Inc.	3,418,275
	Total Real Estate Management & Development	7,286,255
	Road & Rail – 1.2%
31,000	Kansas City Southern	3,899,800
	Semiconductors & Semiconductor Equipment – 2.9%
19,000	Lam Research Corp	3,999,690
24,000	NXP Semiconductors NV	2,451,360
178,000	ON Semiconductor Corp, (2)	3,168,400
	Total Semiconductors & Semiconductor Equipment	9,619,450
	Software – 10.1%
55,500	Cadence Design Systems Inc., (2)	3,800,640
36,000	Citrix Systems Inc.	3,347,280
11,000	Fair Isaac Corp	3,879,920
15,000	Intuit Inc.	4,325,400
91,500	Microsoft Corp	12,614,190
14,700	Paycom Software Inc., (2)	3,676,764
12,000	VMware Inc., (2)	1,697,280
	Total Software	33,341,474
	Specialty Retail – 3.2%
3,500	AutoZone Inc., (2)	3,855,915
59,000	Best Buy Co Inc.	3,755,350
30,000	Tractor Supply Co	3,056,400
	Total Specialty Retail	10,667,665

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Technology Hardware, Storage & Peripherals – 2.9%
28,000	Apple Inc.	$5,844,720
117,000	NCR Corp, (2)	3,686,670
	Total Technology Hardware, Storage & Peripherals	9,531,390
	Textiles, Apparel & Luxury Goods – 1.2%
21,000	Lululemon Athletica Inc., (2)	3,878,070
	Total Long-Term Investments (cost $409,767,241)	440,585,526

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 18.8%
	REPURCHASE AGREEMENTS – 18.8%
$ 61,890	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/19, repurchase price $61,897,072, collateralized by $62,045,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $63,132,463	1.050%	9/03/19	$ 61,889,852
	Total Short-Term Investments (cost $61,889,852)			61,889,852
	Total Investments (cost $471,657,093) – 152.2%			502,475,378

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (68.4)% (3)
	Air Freight & Logistics – (1.5)%
(15,500)	FedEx Corp	$(2,458,455)
(21,000)	United Parcel Service Inc.	(2,491,860)
	Total Air Freight & Logistics	(4,950,315)
	Automobiles – (0.6)%
(8,500)	Tesla Inc., (2)	(1,917,685)
	Biotechnology – (3.4)%
(29,000)	Alnylam Pharmaceuticals Inc., (2)	(2,340,010)
(31,500)	BioMarin Pharmaceutical Inc., (2)	(2,364,390)
(22,500)	Bluebird Bio Inc., (2)	(2,324,475)
(22,000)	Neurocrine Biosciences Inc., (2)	(2,187,240)
(21,500)	Sarepta Therapeutics Inc., (2)	(1,938,225)
	Total Biotechnology	(11,154,340)
	Capital Markets – (1.5)%
(467,000)	BGC Partners Inc.	(2,381,700)
(130,000)	Virtu Financial Inc.	(2,444,000)
	Total Capital Markets	(4,825,700)
	Chemicals – (1.4)%
(39,000)	Albemarle Corp	(2,407,470)
(21,500)	International Flavors & Fragrances Inc.	(2,359,625)
	Total Chemicals	(4,767,095)

Shares	Description (1)	Value
	Commercial Services & Supplies – (1.5)%
(73,000)	Rollins Inc.	$(2,395,130)
(53,500)	Stericycle Inc., (2)	(2,401,615)
	Total Commercial Services & Supplies	(4,796,745)
	Diversified Consumer Services – (0.5)%
(12,500)	Grand Canyon Education Inc., (2)	(1,570,000)
	Electric Utilities – (0.3)%
(19,000)	Alliant Energy Corp	(996,550)
	Electronic Equipment, Instruments & Components – (3.0)%
(45,000)	Cognex Corp	(2,028,600)
(9,000)	Coherent Inc., (2)	(1,304,640)
(20,000)	IPG Photonics Corp, (2)	(2,474,600)
(29,000)	SYNNEX Corp	(2,430,490)
(44,000)	Trimble Inc., (2)	(1,650,880)
	Total Electronic Equipment, Instruments & Components	(9,889,210)
	Energy Equipment & Services – (1.9)%
(113,000)	Halliburton Co	(2,128,920)
(107,000)	National Oilwell Varco Inc.	(2,186,010)
(462,000)	Transocean Ltd	(2,102,100)
	Total Energy Equipment & Services	(6,417,030)
	Entertainment – (3.4)%
(50,000)	Liberty Media Corp-Liberty Formula One, (2)	(2,087,000)
(233,000)	Lions Gate Entertainment Corp	(2,103,990)
(5,000)	Netflix Inc., (2)	(1,468,750)
(17,000)	Spotify Technology SA, (2)	(2,294,150)
(7,000)	Walt Disney Co	(960,820)
(32,500)	World Wrestling Entertainment Inc.	(2,321,475)
	Total Entertainment	(11,236,185)
	Equity Real Estate Investment Trust – (0.8)%
(96,000)	Weyerhaeuser Co	(2,525,760)
	Food Products – (5.0)%
(62,000)	Archer-Daniels-Midland Co	(2,359,100)
(86,000)	Conagra Brands Inc.	(2,438,960)
(127,000)	Hain Celestial Group Inc., (2)	(2,419,350)
(56,000)	Hormel Foods Corp	(2,386,160)
(37,000)	Kellogg Co	(2,323,600)
(92,000)	Kraft Heinz Co	(2,347,840)
(34,000)	Lamb Weston Holdings Inc.	(2,393,260)
	Total Food Products	(16,668,270)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Gas Utilities – (0.3)%
(10,000)	Atmos Energy Corp	$ (1,102,300)
	Health Care Equipment & Supplies – (3.2)%
(12,000)	ABIOMED Inc., (2)	(2,316,840)
(19,000)	Cantel Medical Corp	(1,746,670)
(14,500)	ICU Medical Inc., (2)	(2,345,375)
(3,600)	Intuitive Surgical Inc., (2)	(1,840,824)
(16,000)	Penumbra Inc., (2)	(2,328,800)
	Total Health Care Equipment & Supplies	(10,578,509)
	Health Care Providers & Services – (1.4)%
(89,000)	Acadia Healthcare Co Inc., (2)	(2,354,940)
(177,000)	Covetrus Inc., (2)	(2,352,330)
	Total Health Care Providers & Services	(4,707,270)
	Hotels, Restaurants & Leisure – (1.4)%
(53,500)	Carnival Corp	(2,358,280)
(10,500)	Domino's Pizza Inc.	(2,381,820)
	Total Hotels, Restaurants & Leisure	(4,740,100)
	Household Durables – (1.4)%
(63,000)	Leggett & Platt Inc.	(2,342,970)
(20,500)	Mohawk Industries Inc., (2)	(2,437,245)
	Total Household Durables	(4,780,215)
	Household Products – (1.5)%
(15,000)	Clorox Co	(2,372,400)
(63,000)	Energizer Holdings Inc.	(2,425,500)
	Total Household Products	(4,797,900)
	Industrial Conglomerates – (0.7)%
(285,000)	General Electric Co	(2,351,250)
	Insurance – (0.5)%
(48,000)	Brighthouse Financial Inc., (2)	(1,692,480)
	Interactive Media & Services – (0.7)%
(70,000)	Zillow Group Inc., (2)	(2,410,100)
	Internet & Direct Marketing Retail – (0.7)%
(41,000)	GrubHub Inc., (2)	(2,432,940)
	IT Services – (2.8)%
(19,000)	Alliance Data Systems Corp	(2,336,050)
(36,500)	GoDaddy Inc., (2)	(2,311,910)
(16,000)	Jack Henry & Associates Inc.	(2,319,360)
(37,000)	Square Inc., (2)	(2,288,080)
	Total IT Services	(9,255,400)

Shares	Description (1)	Value
	Leisure Products – (1.5)%
(53,000)	Brunswick Corp	$(2,469,800)
(249,000)	Mattel Inc.	(2,440,200)
	Total Leisure Products	(4,910,000)
	Machinery – (1.9)%
(141,000)	Trinity Industries Inc.	(2,463,270)
(35,000)	Wabtec Corp	(2,422,350)
(90,000)	Welbilt Inc., (2)	(1,416,600)
	Total Machinery	(6,302,220)
	Marine – (0.7)%
(33,500)	Kirby Corp, (2)	(2,465,265)
	Media – (0.8)%
(402,000)	Sirius XM Holdings Inc.	(2,480,340)
	Mortgage Real Estate Investment Trust – (0.6)%
(220,000)	Annaly Capital Management Inc.	(1,826,000)
	Multiline Retail – (2.1)%
(51,000)	Kohl's Corp	(2,410,260)
(157,000)	Macy's Inc.	(2,317,320)
(41,000)	Ollie's Bargain Outlet Holdings Inc., (2)	(2,273,450)
	Total Multiline Retail	(7,001,030)
	Multi-Utilities – (1.1)%
(29,000)	Dominion Energy Inc.	(2,251,270)
(45,000)	NiSource Inc.	(1,329,750)
	Total Multi-Utilities	(3,581,020)
	Oil, Gas & Consumable Fuels – (1.9)%
(291,000)	Antero Midstream Corp	(2,069,010)
(33,000)	Hess Corp	(2,077,350)
(59,500)	Targa Resources Corp.	(2,149,140)
	Total Oil, Gas & Consumable Fuels	(6,295,500)
	Personal Products – (0.7)%
(53,000)	Nu Skin Enterprises Inc	(2,152,860)
	Pharmaceuticals – (0.7)%
(90,000)	Elanco Animal Health Inc., (2)	(2,341,800)
	Professional Services – (0.7)%
(16,000)	Equifax Inc.	(2,342,080)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Road & Rail – (2.9)%
(23,000)	JB Hunt Transport Services Inc.	$(2,484,920)
(47,000)	Lyft Inc., (2)	(2,301,590)
(51,000)	Ryder System Inc.	(2,456,670)
(70,000)	Uber Technologies Inc., (2)	(2,279,900)
	Total Road & Rail	(9,523,080)
	Semiconductors & Semiconductor Equipment – (0.8)%
(23,000)	First Solar Inc., (2)	(1,427,610)
(7,000)	NVIDIA Corp	(1,172,570)
	Total Semiconductors & Semiconductor Equipment	(2,600,180)
	Software – (6.8)%
(133,000)	2U Inc., (2)	(2,378,040)
(36,000)	DocuSign Inc, (2)	(1,680,840)
(181,000)	FireEye Inc., (2)	(2,430,830)
(24,500)	Guidewire Software Inc., (2)	(2,356,410)
(41,000)	New Relic Inc., (2)	(2,350,940)
(97,000)	Nutanix Inc., (2)	(2,350,310)
(43,000)	Pagerduty Inc., (2)	(1,688,610)
(150,000)	Pluralsight Inc., (2)	(2,415,000)
(35,500)	PTC Inc., (2)	(2,324,185)
(77,000)	Teradata Corp, (2)	(2,376,990)
	Total Software	(22,352,155)
	Specialty Retail – (2.9)%
(17,000)	Advance Auto Parts Inc.	(2,345,150)
(11,500)	Burlington Stores Inc., (2)	(2,328,635)
(19,500)	Five Below Inc., (2)	(2,395,965)
(28,000)	Tiffany & Co	(2,376,360)
	Total Specialty Retail	(9,446,110)
	Technology Hardware, Storage & Peripherals – (0.7)%
(149,000)	Pure Storage Inc., (2)	(2,425,720)
	Textiles, Apparel & Luxury Goods – (0.7)%
(89,000)	Capri Holdings Ltd, (2)	(2,347,820)
	Trading Companies & Distributors – (1.5)%
(60,000)	Air Lease Corp	(2,492,400)
(77,000)	Fastenal Co	(2,357,740)
	Total Trading Companies & Distributors	(4,850,140)
	Total Common Stocks Sold Short (proceeds $257,626,380)	(225,806,669)
	Other Assets Less Liabilities – 16.2%	53,498,631
	Net Assets – 100%	$ 330,167,340

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $267,231,586 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Nuveen Equity Market Neutral Fund
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 84.1%
	COMMON STOCKS – 84.1%
	Aerospace & Defense – 0.9%
74,000	Spirit AeroSystems Holdings Inc.	$ 5,964,400
	Airlines – 0.9%
113,000	Southwest Airlines Co	5,912,160
	Automobiles – 0.9%
166,000	General Motors Co	6,156,940
	Banks – 0.3%
31,000	Citigroup Inc.	1,994,850
	Biotechnology – 4.5%
97,000	AbbVie Inc.	6,376,780
27,000	Biogen Inc., (2)	5,933,250
60,000	Celgene Corp, (2)	5,808,000
274,000	Exelixis Inc., (2)	5,438,900
76,000	Incyte Corp, (2)	6,218,320
	Total Biotechnology	29,775,250
	Building Products – 0.9%
144,000	Masco Corp	5,865,120
	Capital Markets – 3.1%
81,000	Evercore Inc.	6,460,560
172,000	Legg Mason Inc.	6,327,880
86,000	LPL Financial Holdings Inc.	6,445,700
6,000	MSCI Inc.	1,407,780
	Total Capital Markets	20,641,920
	Chemicals – 0.3%
100,000	Olin Corp	1,698,000
	Commercial Services & Supplies – 0.9%
23,000	Cintas Corp	6,067,400
	Communications Equipment – 0.9%
125,000	Cisco Systems Inc.	5,851,250
	Construction & Engineering – 1.5%
105,000	AECOM, (2)	3,725,400

Shares	Description (1)	Value
	Construction & Engineering (continued)
183,000	Arcosa Inc.	$ 5,945,670
	Total Construction & Engineering	9,671,070
	Consumer Finance – 4.5%
13,000	Credit Acceptance Corp, (2)	5,884,450
484,000	Navient Corp	6,166,160
234,000	Santander Consumer USA Holdings Inc.	6,109,740
607,000	SLM Corp	5,123,080
184,000	Synchrony Financial	5,897,200
	Total Consumer Finance	29,180,630
	Containers & Packaging – 1.9%
156,000	Berry Global Group Inc., (2)	6,105,840
168,000	International Paper Co	6,568,800
	Total Containers & Packaging	12,674,640
	Diversified Consumer Services – 0.9%
117,000	frontdoor Inc., (2)	6,006,780
	Electrical Equipment – 1.1%
66,000	GrafTech International Ltd	804,540
87,000	Regal Beloit Corp	6,168,300
	Total Electrical Equipment	6,972,840
	Electronic Equipment, Instruments & Components – 1.3%
57,000	Avnet Inc.	2,387,730
225,000	Jabil Inc.	6,482,250
	Total Electronic Equipment, Instruments & Components	8,869,980
	Entertainment – 1.8%
210,000	Viacom Inc.	5,245,800
1,099,000	Zynga Inc., (2)	6,275,290
	Total Entertainment	11,521,090
	Food & Staples Retailing – 0.9%
80,000	Sysco Corp	5,946,400
	Health Care Providers & Services – 3.7%
72,000	AmerisourceBergen Corp	5,923,440
143,000	Cardinal Health Inc.	6,167,590
48,000	HCA Inc.	5,769,600
44,000	McKesson Corp	6,083,880
	Total Health Care Providers & Services	23,944,510
	Hotels, Restaurants & Leisure – 1.8%
64,000	Hilton Worldwide Holdings Inc.	5,911,680
64,000	Starbucks Corp	6,179,840
	Total Hotels, Restaurants & Leisure	12,091,520

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Household Durables – 2.9%
2,000	NVR Inc., (2)	$7,198,000
174,000	PulteGroup Inc.	5,881,200
43,000	Whirlpool Corp	5,980,870
	Total Household Durables	19,060,070
	Industrial Conglomerates – 1.0%
45,000	Carlisle Cos Inc.	6,523,200
	Insurance – 4.1%
140,000	Assured Guaranty Ltd	5,957,000
154,000	Athene Holding Ltd, (2)	5,984,440
52,000	Lincoln National Corp	2,749,760
135,000	MetLife Inc.	5,980,500
50,000	Primerica Inc.	5,958,500
	Total Insurance	26,630,200
	Interactive Media & Services – 0.9%
69,000	Match Group Inc., (2)	5,851,200
	Internet & Direct Marketing Retail – 2.7%
3,000	Booking Holdings Inc., (2)	5,899,230
149,000	eBay Inc.	6,003,210
46,000	Expedia Group Inc.	5,984,600
	Total Internet & Direct Marketing Retail	17,887,040
	IT Services – 4.0%
80,000	Booz Allen Hamilton Holding Corp	6,040,800
22,000	FleetCor Technologies Inc., (2)	6,564,800
29,000	International Business Machines Corp	3,930,370
22,000	Mastercard Inc.	6,190,140
18,000	VeriSign Inc., (2)	3,669,300
	Total IT Services	26,395,410
	Machinery – 6.0%
95,000	AGCO Corp	6,566,400
150,000	Allison Transmission Holdings Inc.	6,664,500
42,000	Cummins Inc.	6,269,340
84,000	Oshkosh Corp	5,902,680
92,000	PACCAR Inc.	6,031,520
11,000	Parker-Hannifin Corp	1,823,470
156,000	Timken Co	6,268,080
	Total Machinery	39,525,990
	Media – 3.6%
125,000	AMC Networks Inc., (2)	6,062,500
217,000	Discovery Inc., (2)	5,989,200

Shares	Description (1)	Value
	Media (continued)
74,000	Omnicom Group Inc.	$5,628,440
283,000	The Interpublic Group of Cos Inc.	5,626,040
	Total Media	23,306,180
	Metals & Mining – 3.6%
290,000	Alcoa Corp	5,199,700
126,000	Nucor Corp	6,171,480
64,000	Reliance Steel & Aluminum Co	6,222,720
228,000	Steel Dynamics Inc.	6,156,000
	Total Metals & Mining	23,749,900
	Multiline Retail – 0.9%
55,000	Target Corp	5,887,200
	Oil, Gas & Consumable Fuels – 3.3%
593,000	EQT Corp	6,030,810
1,307,000	Extraction Oil & Gas Inc., (2)	5,267,210
316,000	Parsley Energy Inc.	5,659,560
1,257,000	Range Resources Corp	4,474,920
	Total Oil, Gas & Consumable Fuels	21,432,500
	Paper & Forest Products – 0.7%
143,000	Domtar Corp	4,711,850
	Personal Products – 0.9%
30,000	Estee Lauder Cos Inc.	5,939,700
	Pharmaceuticals – 2.1%
113,000	Bristol-Myers Squibb Co	5,431,910
49,000	Jazz Pharmaceuticals PLC, (2)	6,279,350
21,000	Merck & Co Inc.	1,815,870
	Total Pharmaceuticals	13,527,130
	Professional Services – 1.0%
78,000	ManpowerGroup Inc.	6,375,720
	Real Estate Management & Development – 1.7%
119,000	CBRE Group Inc., (2)	6,220,130
38,000	Jones Lang LaSalle Inc.	5,093,900
	Total Real Estate Management & Development	11,314,030
	Road & Rail – 0.8%
28,000	Genesee & Wyoming Inc., (2)	3,104,640
20,000	Landstar System Inc.	2,230,400
	Total Road & Rail	5,335,040
	Semiconductors & Semiconductor Equipment – 3.6%
29,000	Lam Research Corp	6,104,790

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
62,000	NXP Semiconductors NV	$6,332,680
292,000	ON Semiconductor Corp, (2)	5,197,600
81,000	QUALCOMM Inc.	6,299,370
	Total Semiconductors & Semiconductor Equipment	23,934,440
	Software – 1.3%
13,000	Intuit Inc.	3,748,680
32,000	VMware Inc., (2)	4,526,080
	Total Software	8,274,760
	Specialty Retail – 1.2%
85,000	Best Buy Co Inc.	5,410,250
26,000	Murphy USA Inc., (2)	2,324,400
	Total Specialty Retail	7,734,650
	Technology Hardware, Storage & Peripherals – 2.9%
124,000	Dell Technologies Inc., (2)	6,389,720
433,000	Hewlett Packard Enterprise Co	5,984,060
202,000	NCR Corp, (2)	6,365,020
	Total Technology Hardware, Storage & Peripherals	18,738,800
	Thrifts & Mortgage Finance – 1.0%
500,000	MGIC Investment Corp	6,325,000
	Wireless Telecommunication Services – 0.9%
235,000	Telephone & Data Systems Inc.	5,922,000
	Total Long-Term Investments (cost $552,534,863)	551,188,760

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 16.5%
	REPURCHASE AGREEMENTS – 16.5%
$ 107,960	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/19, repurchase price $107,972,359, collateralized by $104,360,000 U.S. Treasury Notes, 2.750%, due 4/30/23, value $110,120,046	1.050%	9/03/19	$ 107,959,764
	Total Short-Term Investments (cost $107,959,764)			107,959,764
	Total Investments (cost $660,494,627) – 100.6%			659,148,524

Shares	Description (1)	Value
COMMON STOCKS SOLD SHORT – (79.7)% (3)
Aerospace & Defense – (0.9)%
(96,000)	BWX Technologies Inc.	$ (5,683,200)

Shares	Description (1)	Value
	Air Freight & Logistics – (1.8)%
(38,000)	FedEx Corp	$(6,027,180)
(48,000)	United Parcel Service Inc.	(5,695,680)
	Total Air Freight & Logistics	(11,722,860)
	Automobiles – (0.9)%
(26,000)	Tesla Inc., (2)	(5,865,860)
	Biotechnology – (4.1)%
(97,000)	Agios Pharmaceuticals Inc., (2)	(3,681,150)
(67,000)	Alnylam Pharmaceuticals Inc., (2)	(5,406,230)
(19,000)	BioMarin Pharmaceutical Inc., (2)	(1,426,140)
(49,000)	Bluebird Bio Inc., (2)	(5,062,190)
(57,000)	Neurocrine Biosciences Inc., (2)	(5,666,940)
(62,000)	Sarepta Therapeutics Inc., (2)	(5,589,300)
	Total Biotechnology	(26,831,950)
	Capital Markets – (1.3)%
(454,000)	BGC Partners Inc.	(2,315,400)
(336,000)	Virtu Financial Inc.	(6,316,800)
	Total Capital Markets	(8,632,200)
	Chemicals – (2.0)%
(94,000)	Albemarle Corp	(5,802,620)
(50,000)	International Flavors & Fragrances Inc.	(5,487,500)
(31,000)	WR Grace & Co	(2,099,010)
	Total Chemicals	(13,389,130)
	Commercial Services & Supplies – (1.9)%
(192,000)	Rollins Inc.	(6,299,520)
(130,000)	Stericycle Inc., (2)	(5,835,700)
	Total Commercial Services & Supplies	(12,135,220)
	Diversified Telecommunication Services – (0.5)%
(57,000)	GCI Liberty Inc., (2)	(3,547,680)
	Electric Utilities – (0.8)%
(106,000)	Alliant Energy Corp	(5,559,700)
	Electronic Equipment, Instruments & Components – (2.7)%
(80,000)	Cognex Corp	(3,606,400)
(50,000)	IPG Photonics Corp, (2)	(6,186,500)
(70,000)	SYNNEX Corp	(5,866,700)
(63,000)	Trimble Inc., (2)	(2,363,760)
	Total Electronic Equipment, Instruments & Components	(18,023,360)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Energy Equipment & Services – (2.4)%
(304,000)	Halliburton Co	$(5,727,360)
(300,000)	National Oilwell Varco Inc.	(6,129,000)
(838,000)	Transocean Ltd	(3,812,900)
	Total Energy Equipment & Services	(15,669,260)
	Entertainment – (4.5)%
(139,000)	Liberty Media Corp-Liberty Formula One, (2)	(5,801,860)
(593,000)	Lions Gate Entertainment Corp	(5,354,790)
(21,000)	Netflix Inc., (2)	(6,168,750)
(20,000)	Spotify Technology SA, (2)	(2,699,000)
(26,000)	Walt Disney Co	(3,568,760)
(83,000)	World Wrestling Entertainment Inc.	(5,928,690)
	Total Entertainment	(29,521,850)
	Equity Real Estate Investment Trust – (0.9)%
(222,000)	Weyerhaeuser Co	(5,840,820)
	Food Products – (5.1)%
(107,000)	Archer-Daniels-Midland Co	(4,071,350)
(207,000)	Conagra Brands Inc.	(5,870,520)
(317,000)	Hain Celestial Group Inc., (2)	(6,038,850)
(142,000)	Hormel Foods Corp	(6,050,620)
(191,000)	Kraft Heinz Co	(4,874,320)
(81,000)	Lamb Weston Holdings Inc.	(5,701,590)
(200)	Seaboard Corp	(826,036)
	Total Food Products	(33,433,286)
	Gas Utilities – (0.9)%
(52,000)	Atmos Energy Corp	(5,731,960)
	Health Care Equipment & Supplies – (3.8)%
(23,000)	ABIOMED Inc., (2)	(4,440,610)
(19,000)	Align Technology Inc., (2)	(3,479,090)
(62,000)	Cantel Medical Corp	(5,699,660)
(17,000)	ICU Medical Inc., (2)	(2,749,750)
(7,000)	Intuitive Surgical Inc., (2)	(3,579,380)
(36,000)	Penumbra Inc., (2)	(5,239,800)
	Total Health Care Equipment & Supplies	(25,188,290)
	Health Care Providers & Services – (1.4)%
(214,000)	Acadia Healthcare Co Inc., (2)	(5,662,440)
(246,000)	Covetrus Inc., (2)	(3,269,340)
	Total Health Care Providers & Services	(8,931,780)

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – (1.8)%
(140,000)	Carnival Corp	$(6,171,200)
(55,000)	Royal Caribbean Cruises Ltd	(5,735,400)
	Total Hotels, Restaurants & Leisure	(11,906,600)
	Household Durables – (1.7)%
(153,000)	Leggett & Platt Inc.	(5,690,070)
(44,000)	Mohawk Industries Inc., (2)	(5,231,160)
	Total Household Durables	(10,921,230)
	Household Products – (0.9)%
(160,000)	Energizer Holdings Inc.	(6,160,000)
	Industrial Conglomerates – (0.8)%
(606,000)	General Electric Co	(4,999,500)
	Insurance – (0.9)%
(159,000)	Brighthouse Financial Inc., (2)	(5,606,340)
	Interactive Media & Services – (0.7)%
(131,000)	Zillow Group Inc., (2)	(4,510,330)
	Internet & Direct Marketing Retail – (1.6)%
(98,000)	GrubHub Inc., (2)	(5,815,320)
(39,000)	Wayfair Inc., (2)	(4,396,860)
	Total Internet & Direct Marketing Retail	(10,212,180)
	IT Services – (0.8)%
(90,000)	Square Inc., (2)	(5,565,600)
	Leisure Products – (1.9)%
(134,000)	Brunswick Corp	(6,244,400)
(607,000)	Mattel Inc.	(5,948,600)
	Total Leisure Products	(12,193,000)
	Machinery – (2.7)%
(344,000)	Trinity Industries Inc.	(6,009,680)
(83,000)	Wabtec Corp	(5,744,430)
(367,000)	Welbilt Inc., (2)	(5,776,580)
	Total Machinery	(17,530,690)
	Marine – (0.9)%
(83,000)	Kirby Corp, (2)	(6,107,970)
	Media – (1.7)%
(54,000)	Liberty Broadband Corp, (2)	(5,693,760)
(908,000)	Sirius XM Holdings Inc.	(5,602,360)
	Total Media	(11,296,120)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2019
Shares	Description (1)	Value
	Mortgage Real Estate Investment Trust – (0.8)%
(607,000)	Annaly Capital Management Inc.	$ (5,038,100)
	Multiline Retail – (1.7)%
(388,000)	Macy's Inc.	(5,726,880)
(99,114)	Ollie's Bargain Outlet Holdings Inc., (2)	(5,495,871)
	Total Multiline Retail	(11,222,751)
	Multi-Utilities – (1.8)%
(76,000)	Dominion Energy Inc.	(5,899,880)
(196,000)	NiSource Inc.	(5,791,800)
	Total Multi-Utilities	(11,691,680)
	Oil, Gas & Consumable Fuels – (2.8)%
(829,000)	Antero Midstream Corp	(5,894,190)
(100,000)	Hess Corp	(6,295,000)
(175,000)	Targa Resources Corp.	(6,321,000)
	Total Oil, Gas & Consumable Fuels	(18,510,190)
	Pharmaceuticals – (0.7)%
(88,000)	Catalent Inc., (2)	(4,641,120)
	Professional Services – (0.9)%
(41,000)	Equifax Inc.	(6,001,580)
	Road & Rail – (3.5)%
(56,000)	JB Hunt Transport Services Inc.	(6,050,240)
(114,000)	Lyft Inc., (2)	(5,582,580)
(125,000)	Ryder System Inc.	(6,021,250)
(172,000)	Uber Technologies Inc., (2)	(5,602,040)
	Total Road & Rail	(23,256,110)
	Semiconductors & Semiconductor Equipment – (1.7)%
(90,000)	First Solar Inc., (2)	(5,586,300)
(34,000)	NVIDIA Corp	(5,695,340)
	Total Semiconductors & Semiconductor Equipment	(11,281,640)
	Software – (6.5)%
(323,000)	2U Inc., (2)	(5,775,240)
(431,000)	FireEye Inc., (2)	(5,788,330)
(63,000)	New Relic Inc., (2)	(3,612,420)
(235,000)	Nutanix Inc., (2)	(5,694,050)
(98,000)	Pagerduty Inc., (2)	(3,848,460)
(364,000)	Pluralsight Inc., (2)	(5,860,400)
(94,000)	PTC Inc., (2)	(6,154,180)
(180,000)	Teradata Corp, (2)	(5,556,600)
	Total Software	(42,289,680)

Shares	Description (1)	Value
	Specialty Retail – (3.6)%
(42,000)	Advance Auto Parts Inc.	$(5,793,900)
(50,000)	Five Below Inc., (2)	(6,143,500)
(116,000)	Floor & Decor Holdings Inc., (2)	(5,709,520)
(72,000)	Tiffany & Co	(6,110,640)
	Total Specialty Retail	(23,757,560)
	Technology Hardware, Storage & Peripherals – (0.7)%
(275,000)	Pure Storage Inc., (2)	(4,477,000)
	Textiles, Apparel & Luxury Goods – (0.9)%
(214,000)	Capri Holdings Ltd, (2)	(5,645,320)
	Trading Companies & Distributors – (0.9)%
(143,000)	Air Lease Corp	(5,940,220)
	Water Utilities – (0.9)%
(127,000)	Aqua America Inc.	(5,624,830)
	Total Common Stocks Sold Short (proceeds $572,409,972)	(522,095,747)
	Other Assets Less Liabilities – 79.1%	518,049,388
	Net Assets – 100%	$ 655,102,165
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $108,586,760 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2019
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $360,138,249, $807,835,105, $243,359,761, $409,767,241 and $552,534,863, respectively)	$364,983,783	$854,984,480	$304,800,104	$440,585,526	$ 551,188,760
Short-term investments, at value (cost approximates value)	3,527,626	349,366	2,010,431	61,889,852	107,959,764
Cash	—	1,759,879	—	—	996,930
Cash collateral at brokers for common stocks sold short(1)	—	—	—	52,647,518	522,865,631
Receivable for:
Dividends	749,960	1,156,003	403,058	591,215	828,907
Interest	206	20	117	3,610	6,298
Investments sold	737,103	5,639,807	6,501,180	6,199,236	22,786,273
Shares sold	58,318	577,883	181,593	712,429	1,826,141
Other assets	171,724	57,452	65,494	32,650	103,118
Total assets	370,228,720	864,524,890	313,961,977	562,662,036	1,208,561,822
Liabilities
Common stocks sold short, at value (proceeds $—, $—, $—, $257,626,380 and $572,409,972, respectively)	—	—	—	225,806,669	522,095,747
Payable for:
Dividends on common stocks sold short	—	—	—	308,998	650,932
Investments purchased	138,081	4,542,014	5,994,023	5,163,876	24,357,812
Shares redeemed	320,346	2,430,041	392,760	649,742	5,261,749
Accrued expenses:
Management fees	195,235	454,971	155,446	333,165	687,356
Shareholder servicing agent fees	75,513	176,230	113,806	117,143	217,061
Trustees fees	130,263	17,837	30,937	4,015	6,114
12b-1 distribution and service fees	60,160	106,482	49,909	28,150	19,339
Other	76,921	143,433	70,289	82,938	163,547
Total liabilities	996,519	7,871,008	6,807,170	232,494,696	553,459,657
Net assets	$369,232,201	$856,653,882	$307,154,807	$330,167,340	$ 655,102,165

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Class A Shares
Net assets	$217,693,856	$100,314,911	$110,191,433	$ 52,855,696	$ 43,489,396
Shares outstanding	10,332,639	3,363,094	4,231,043	1,301,655	1,846,661
Net asset value ("NAV") per share	$ 21.07	$ 29.83	$ 26.04	$ 40.61	$ 23.55
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 22.36	$ 31.65	$ 27.63	$ 43.09	$ 24.99
Class C Shares
Net assets	$ 14,781,450	$ 96,998,594	$ 29,778,687	$ 19,961,006	$ 11,857,539
Shares outstanding	740,245	3,323,739	1,186,443	537,639	527,981
NAV and offering price per share	$ 19.97	$ 29.18	$ 25.10	$ 37.13	$ 22.46
Class R3 Shares
Net assets	$ 475,479	$ —	$ —	$ —	$ —
Shares outstanding	22,326	—	—	—	—
NAV and offering price per share	$ 21.30	$ —	$ —	$ —	$ —
Class R6 Shares
Net assets	$ 14,848,851	$126,554,158	$ 23,159,493	$ —	$ —
Shares outstanding	700,139	4,242,568	885,067	—	—
NAV and offering price per share	$ 21.21	$ 29.83	$ 26.17	$ —	$ —
Class I Shares
Net assets	$121,432,565	$532,786,219	$144,025,194	$257,350,638	$599,755,230
Shares outstanding	5,733,394	17,894,647	5,513,856	6,160,890	25,060,357
NAV and offering price per share	$ 21.18	$ 29.77	$ 26.12	$ 41.77	$ 23.93
Fund level net assets consist of:
Capital paid-in	$391,673,013	$868,347,426	$232,551,073	$327,027,839	$681,157,572
Total distributable earnings	(22,440,812)	(11,693,544)	74,603,734	3,139,501	(26,055,407)
Fund level net assets	$369,232,201	$856,653,882	$307,154,807	$330,167,340	$655,102,165
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

Statement of Operations
Year Ended August 31, 2019
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Investment Income
Dividends	$ 9,974,789	$ 16,696,484	$ 5,346,694	$ 8,578,648	$ 6,671,816
Interest	32,902	16,733	26,266	383,659	1,745,369
Other	—	—	—	471,478	7,305,638
Tax withheld	(12,012)	(14,313)	(4,275)	(7,788)	(6,113)
Total investment income	9,995,679	16,698,904	5,368,685	9,425,997	15,716,710
Expenses
Management fees	2,829,566	5,934,449	2,557,816	4,704,369	7,107,946
12b-1 service fees - Class A Shares	622,846	264,933	313,386	138,008	97,256
12b-1 distibution and service fees - Class C Shares	182,745	1,077,958	375,415	208,013	104,775
12b-1 distibution and service fees - Class R3 Shares	2,154	—	—	—	—
Dividends expense on common stocks sold short	—	—	—	3,873,890	5,384,039
Shareholder servicing agent fees	306,764	619,784	386,285	441,043	643,544
Custodian fees	77,188	109,572	62,002	71,950	80,601
Professional fees	34,408	59,789	32,226	37,641	50,599
Trustees fees	12,590	27,096	10,851	11,186	16,466
Shareholder reporting expenses	48,861	117,925	46,576	74,791	117,016
Federal and state registration fees	89,454	148,748	119,745	86,238	185,148
Other	6,612	18,656	20,375	13,299	11,061
Total expenses before fee waiver/expense reimbursement	4,213,188	8,378,910	3,924,677	9,660,428	13,798,451
Fee waiver/expense reimbursement	(125,641)	(284,930)	(452,366)	(307,196)	(416,719)
Net expenses	4,087,547	8,093,980	3,472,311	9,353,232	13,381,732
Net investment income (loss)	5,908,132	8,604,924	1,896,374	72,765	2,334,978
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(20,123,916)	(55,476,641)	41,686,822	(39,996,456)	(19,927,639)
Common stocks sold short	—	—	—	(16,860,059)	(52,413,835)
Change in net unrealized appreciation (depreciation) of:
Investments	(53,079,747)	(83,623,051)	(83,190,169)	(13,915,850)	(17,522,970)
Common stocks sold short	—	—	—	36,967,032	52,346,013
Net realized and unrealized gain (loss)	(73,203,663)	(139,099,692)	(41,503,347)	(33,805,333)	(37,518,431)
Net increase (decrease) in net assets from operations	$(67,295,531)	$(130,494,768)	$(39,606,973)	$(33,732,568)	$(35,183,453)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Large Cap Value		Large Cap Core
	Year Ended 8/31/19	Year Ended(1) 8/31/18	Year Ended 8/31/19	Year Ended(1) 8/31/18
Operations
Net investment income (loss)	$ 5,908,132	$ 4,240,069	$ 8,604,924	$ 3,941,955
Net realized gain (loss) from:
Investments	(20,123,916)	54,782,217	(55,476,641)	54,147,131
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(53,079,747)	24,433,997	(83,623,051)	81,839,690
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(67,295,531)	83,456,283	(130,494,768)	139,928,776
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(32,419,502)	(25,387,711)	(1,136,128)	(8,490,964)
Class C Shares	(2,326,746)	(1,833,854)	(733,665)	(8,277,269)
Class R3 Shares	(56,892)	(20,410)	—	—
Class R6 Shares	(1,953,723)	(1,853,000)	(1,680,547)	(14,864,621)
Class I Shares	(21,259,721)	(11,166,791)	(8,165,566)	(40,174,843)
Class T Shares(4)	—	(2,637)	—	(3,216)
Decrease in net assets from distributions to shareholders	(58,016,584)	(40,264,403)	(11,715,906)	(71,810,913)
Fund Share Transactions
Fund reorganization	—	39,210,690	—	148,253,727
Proceeds from sale of shares	85,709,773	64,019,304	525,004,319	383,440,637
Proceeds from shares issued to shareholders due to reinvestment of distributions	47,974,878	32,834,854	9,495,942	57,618,109
	133,684,651	136,064,848	534,500,261	589,312,473
Cost of shares redeemed	(136,127,816)	(92,306,082)	(399,498,773)	(182,443,505)
Net increase (decrease) in net assets from Fund share transactions	(2,443,165)	43,758,766	135,001,488	406,868,968
Net increase (decrease) in net assets	(127,755,280)	86,950,646	(7,209,186)	474,986,831
Net assets at the beginning of period	496,987,481	410,036,835	863,863,068	388,876,237
Net assets at the end of period	$ 369,232,201	$496,987,481	$ 856,653,882	$ 863,863,068

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 - Significant Accounting Policies, New Accounting Pronouncements and Rule Issuances for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended August 31, 2018, Large Cap Value's, Large Cap Core's and Large Cap Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Equity Long/Short's and Equity Market Neutral's distributions were paid from accumulated net realized gains.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Large Cap Growth		Equity Long/Short
	Year Ended 8/31/19	Year Ended(1) 8/31/18	Year Ended 8/31/19	Year Ended(1) 8/31/18
Operations
Net investment income (loss)	$ 1,896,374	$ 892,888	$ 72,765	$ (1,007,444)
Net realized gain (loss) from:
Investments	41,686,822	63,645,646	(39,996,456)	18,816,655
Common stocks sold short	—	—	(16,860,059)	(14,451,946)
Change in net unrealized appreciation (depreciation) of:
Investments	(83,190,169)	6,796,727	(13,915,850)	31,815,981
Common stocks sold short	—	—	36,967,032	(6,578,608)
Net increase (decrease) in net assets from operations	(39,606,973)	71,335,261	(33,732,568)	28,594,638
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(10,931,273)	(17,418,849)	(723,620)	(513,454)
Class C Shares	(3,606,164)	(3,468,934)	(300,346)	(172,650)
Class R3 Shares	—	—	—	—
Class R6 Shares	(2,056,913)	(2,323,597)	—	—
Class I Shares	(17,669,250)	(32,120,226)	(4,267,198)	(1,469,822)
Class T Shares(4)	—	—	—	—
Decrease in net assets from distributions to shareholders	(34,263,600)	(55,331,606)	(5,291,164)	(2,155,926)
Fund Share Transactions
Fund reorganization	—	453,660,930	—	—
Proceeds from sale of shares	48,576,983	65,989,401	265,600,346	279,381,542
Proceeds from shares issued to shareholders due to reinvestment of distributions	29,302,916	43,692,434	5,279,420	2,150,344
	77,879,899	563,342,765	270,879,766	281,531,886
Cost of shares redeemed	(201,275,961)	(155,530,927)	(276,408,392)	(38,931,086)
Net increase (decrease) in net assets from Fund share transactions	(123,396,062)	407,811,838	(5,528,626)	242,600,800
Net increase (decrease) in net assets	(197,266,635)	423,815,493	(44,552,358)	269,039,512
Net assets at the beginning of period	504,421,442	80,605,949	374,719,698	105,680,186
Net assets at the end of period	$ 307,154,807	$ 504,421,442	$ 330,167,340	$374,719,698

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 - Significant Accounting Policies, New Accounting Pronouncements and Rule Issuances for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended August 31, 2018, Large Cap Value's, Large Cap Core's and Large Cap Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Equity Long/Short's and Equity Market Neutral's distributions were paid from accumulated net realized gains.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Equity Market Neutral
	Year Ended 8/31/19	Year Ended(1) 8/31/18
Operations
Net investment income (loss)	$ 2,334,978	$ (624,908)
Net realized gain (loss) from:
Investments	(19,927,639)	9,314,648
Common stocks sold short	(52,413,835)	(7,540,338)
Change in net unrealized appreciation (depreciation) of:
Investments	(17,522,970)	11,439,713
Common stocks sold short	52,346,013	(6,422,092)
Net increase (decrease) in net assets from operations	(35,183,453)	6,167,023
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(190,467)	(229,852)
Class C Shares	(55,467)	(48,318)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(2,400,973)	(1,526,839)
Class T Shares(4)	—	—
Decrease in net assets from distributions to shareholders	(2,646,907)	(1,805,009)
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	929,416,578	214,500,477
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,553,219	1,548,107
	931,969,797	216,048,584
Cost of shares redeemed	(495,781,465)	(30,944,613)
Net increase (decrease) in net assets from Fund share transactions	436,188,332	185,103,971
Net increase (decrease) in net assets	398,357,972	189,465,985
Net assets at the beginning of period	256,744,193	67,278,208
Net assets at the end of period	$ 655,102,165	$256,744,193

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 - Significant Accounting Policies, New Accounting Pronouncements and Rule Issuances for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended August 31, 2018, Large Cap Value's, Large Cap Core's and Large Cap Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Equity Long/Short's and Equity Market Neutral's distributions were paid from accumulated net realized gains.
(4)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended August 31, 2019
	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ (33,732,568)	$ (35,183,453)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(870,544,036)	(1,103,590,549)
Purchases of common stock sold short	(582,039,194)	(564,386,374)
Proceeds from sales	844,146,987	641,326,039
Proceeds from sales of common stock sold short	568,919,050	950,224,321
Proceeds from (Purchase of) short-term investments, net	(61,889,852)	(18,839,214)
Securities litigation	29	18,596
(Increase) Decrease in:
Receivable for dividends	(88,702)	(675,373)
Receivable for interest	(3,610)	(4,070)
Receivable for investments sold	4,947,123	(22,666,697)
Other assets	12,028	(53,548)
Increase (Decrease) in:
Payable for dividends on common stock sold short	83,373	518,065
Payable for investments purchased	(7,194,250)	21,128,420
Accrued management fees	(21,636)	444,365
Accrued trustees fees	3,006	5,293
Accrued shareholder servicing agent fees	117,143	217,061
Accrued 12b-1 distribution and service fees	918	9,929
Accrued other expenses	(70,961)	38,224
Net realized (gain) loss from:
Investments	39,996,456	19,927,639
Common stocks sold short	16,860,059	52,413,835
Change in net unrealized (appreciation) depreciation of:
Investments	13,915,850	17,522,970
Common stocks sold short	(36,967,032)	(52,346,013)
Net cash provided by (used in) operating activities	(103,549,819)	(93,950,534)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(11,744)	(93,688)
Proceeds from sale of shares	270,134,501	929,957,458
Cost of shares redeemed	(276,015,871)	(490,951,617)
Net cash provided by (used in) financing activities	(5,893,114)	438,912,153
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(109,442,933)	344,961,619
Cash and cash collateral at brokers at the beginning of period	162,090,451	178,900,942
Cash and cash collateral at brokers at the end of period	52,647,518	523,862,561
Supplemental Disclosure of Cash Flow Information	Equity Long/Short	Equity Market Neutral
Non-cash financing activities not included herein consists of reinvestments of share distributions	$ 5,279,420	$ 2,553,219
See accompanying notes to financial statements.

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Financial Highlights
Large Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/96)
2019	$28.18	$0.30	$(4.25)	$(3.95)	$(0.24)	$(2.92)	$(3.16)	$21.07
2018	25.94	0.24	4.63	4.87	(0.36)	(2.27)	(2.63)	28.18
2017	22.73	0.23	3.31	3.54	(0.33)	—	(0.33)	25.94
2016	23.58	0.32	0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27	(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
Class C (08/96)
2019	26.84	0.12	(4.03)	(3.91)	(0.04)	(2.92)	(2.96)	19.97
2018	24.77	0.03	4.43	4.46	(0.12)	(2.27)	(2.39)	26.84
2017	21.72	0.05	3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15	0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07	(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
Class R3 (08/08)
2019	28.43	0.24	(4.27)	(4.03)	(0.18)	(2.92)	(3.10)	21.30
2018	26.10	0.17	4.67	4.84	(0.24)	(2.27)	(2.51)	28.43
2017	22.87	0.16	3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28	0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19	(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
Class R6 (06/16)
2019	28.35	0.37	(4.28)	(3.91)	(0.31)	(2.92)	(3.23)	21.21
2018	26.12	0.32	4.67	4.99	(0.49)	(2.27)	(2.76)	28.35
2017	22.88	0.31	3.34	3.65	(0.41)	—	(0.41)	26.12
2016(e)	21.66	0.06	1.16	1.22	—	—	—	22.88
Class I (08/96)
2019	28.33	0.36	(4.28)	(3.92)	(0.31)	(2.92)	(3.23)	21.18
2018	26.12	0.30	4.67	4.97	(0.49)	(2.27)	(2.76)	28.33
2017	22.88	0.29	3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37	0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34	(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(13.60)%	$217,694	1.03%	1.25%	1.00%	1.28%	145%
20.30	293,656	1.05	0.87	1.03	0.89	169
15.63	252,902	1.05	0.92	1.05	0.92	152
6.26	240,572	1.10	1.44	1.10	1.44	141
(5.75)	267,337	1.12	1.01	1.12	1.01	158

(14.24)	14,781	1.78	0.50	1.75	0.52	145
19.38	21,195	1.80	0.09	1.78	0.12	169
14.79	19,868	1.80	0.19	1.80	0.19	152
5.46	27,588	1.85	0.70	1.85	0.70	141
(6.45)	31,516	1.87	0.26	1.87	0.26	158

(13.81)	475	1.28	1.00	1.25	1.04	145
19.99	208	1.30	0.62	1.28	0.64	169
15.38	211	1.29	0.63	1.29	0.63	152
5.97	186	1.34	1.25	1.34	1.25	141
(5.99)	232	1.37	0.73	1.37	0.73	158

(13.35)	14,849	0.72	1.55	0.69	1.58	145
20.69	17,514	0.76	1.18	0.73	1.20	169
16.02	17,991	0.73	1.23	0.73	1.23	152
5.63	19,773	0.73*	1.48*	0.73*	1.48*	141

(13.40)	121,433	0.78	1.50	0.75	1.53	145
20.60	164,387	0.80	1.10	0.77	1.13	169
15.92	119,038	0.80	1.17	0.80	1.17	152
6.53	99,927	0.85	1.69	0.85	1.69	141
(5.52)	103,342	0.86	1.29	0.86	1.29	158
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Large Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2019	$34.81	$ 0.25	$(4.90)	$(4.65)	$(0.12)	$(0.21)	$(0.33)	$29.83
2018	31.25	0.18	7.24	7.42	(0.19)	(3.67)	(3.86)	34.81
2017	27.03	0.18	4.24	4.42	(0.20)	—	(0.20)	31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
Class C (06/13)
2019	34.17	0.01	(4.79)	(4.78)	—	(0.21)	(0.21)	29.18
2018	30.78	(0.07)	7.13	7.06	—	(3.67)	(3.67)	34.17
2017	26.64	(0.05)	4.19	4.14	—**	—	—**	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
Class R6 (06/16)
2019	34.80	0.35	(4.90)	(4.55)	(0.21)	(0.21)	(0.42)	29.83
2018	31.33	0.28	7.24	7.52	(0.38)	(3.67)	(4.05)	34.80
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(e)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (06/13)
2019	34.76	0.33	(4.90)	(4.57)	(0.21)	(0.21)	(0.42)	29.77
2018	31.31	0.27	7.23	7.50	(0.38)	(3.67)	(4.05)	34.76
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(13.31)%	$100,315	1.01%	0.77%	0.98%	0.80%	127%
25.00	104,779	1.01	0.53	1.00	0.55	117
16.41	55,756	1.06	0.56	1.01	0.60	121
7.66	47,518	1.11	0.84	1.11	0.85	132
(1.76)	37,684	1.14	0.84	1.14	0.84	110

(13.98)	96,999	1.76	0.02	1.73	0.05	127
24.06	110,300	1.76	(0.22)	1.75	(0.20)	117
15.55	59,610	1.81	(0.21)	1.76	(0.16)	121
6.86	47,805	1.86	0.09	1.85	0.10	132
(2.47)	38,591	1.89	0.09	1.89	0.09	110

(13.02)	126,554	0.69	1.08	0.66	1.11	127
25.36	139,631	0.71	0.81	0.70	0.82	117
16.81	17,095	0.74	0.87	0.70	0.91	121
6.36	18,489	0.74*	1.05*	0.69*	1.10*	132

(13.09)	532,786	0.76	1.02	0.73	1.05	127
25.31	509,125	0.76	0.79	0.75	0.80	117
16.68	256,389	0.81	0.79	0.76	0.83	121
7.93	140,976	0.86	1.09	0.86	1.10	132
(1.49)	153,632	0.89	1.11	0.89	1.11	110

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
Large Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2019	$30.82	$ 0.11	$(2.51)	$(2.40)	$ —	$(2.38)	$(2.38)	$26.04
2018	30.34	0.06	7.39	7.45	(0.12)	(6.85)	(6.97)	30.82
2017	25.69	0.09	4.75	4.84	(0.19)	—	(0.19)	30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	—	(0.03)	(1.03)	(1.06)	25.28
Class C (06/13)
2019	30.02	(0.08)	(2.46)	(2.54)	—	(2.38)	(2.38)	25.10
2018	29.80	(0.18)	7.25	7.07	—	(6.85)	(6.85)	30.02
2017	25.25	(0.13)	4.68	4.55	—**	—	—**	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
Class R6 (06/16)
2019	30.89	0.21	(2.53)	(2.32)	(0.02)	(2.38)	(2.40)	26.17
2018	30.40	0.17	7.41	7.58	(0.24)	(6.85)	(7.09)	30.89
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(e)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (06/13)
2019	30.86	0.18	(2.52)	(2.34)	(0.02)	(2.38)	(2.40)	26.12
2018	30.39	0.14	7.42	7.56	(0.24)	(6.85)	(7.09)	30.86
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(6.86)%	$110,191	1.11%	0.31%	0.99%	0.43%	126%
26.31	155,549	1.12	0.08	1.01	0.19	128
18.94	11,933	1.18	0.15	1.02	0.32	136
5.57	13,654	1.22	0.47	1.15	0.53	117
0.00	31,442	1.24	0.49	1.16	0.56	118

(7.55)	29,779	1.86	(0.43)	1.74	(0.32)	126
25.39	49,303	1.87	(0.66)	1.76	(0.55)	128
18.04	10,130	1.94	(0.62)	1.77	(0.46)	136
4.77	9,344	1.98	(0.30)	1.89	(0.22)	117
(0.74)	7,621	1.99	(0.29)	1.91	(0.22)	118

(6.54)	23,159	0.77	0.66	0.65	0.78	126
26.76	27,417	0.78	0.43	0.67	0.54	128
19.31	31	0.89	0.43	0.72	0.60	136
6.02	27	0.85*	0.65*	0.70*	0.81*	117

(6.62)	144,025	0.86	0.55	0.74	0.67	126
26.69	272,152	0.87	0.31	0.76	0.43	128
19.22	58,512	0.94	0.38	0.77	0.54	136
5.80	47,945	0.97	0.71	0.89	0.79	117
0.28	58,478	0.99	0.72	0.91	0.79	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
Equity Long/Short
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
2019	$44.58	$(0.06)	$(3.36)	$(3.42)	$ —	$(0.55)	$(0.55)	$40.61
2018	38.60	(0.30)	6.94	6.64	—	(0.66)	(0.66)	44.58
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
Class C (12/08)
2019	41.11	(0.34)	(3.09)	(3.43)	—	(0.55)	(0.55)	37.13
2018	35.91	(0.56)	6.42	5.86	—	(0.66)	(0.66)	41.11
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
Class I (12/08)
2019	45.73	0.05	(3.46)	(3.41)	—	(0.55)	(0.55)	41.77
2018	39.48	(0.17)	7.08	6.91	—	(0.66)	(0.66)	45.73
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(c) (d)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(7.65)%	$ 52,856	2.72%	(0.24)%	2.64%	(0.16)%	188%
17.35	55,183	2.73	(0.81)	2.63	(0.70)	213
18.37	26,802	3.54	(1.27)	3.36	(1.09)	186
0.00	26,012	3.78	(0.53)	3.58	(0.33)	224
3.06	24,821	3.76	(1.03)	3.53	(0.79)	222

(8.33)	19,961	3.48	(0.99)	3.39	(0.91)	188
16.47	19,561	3.47	(1.54)	3.37	(1.44)	213
17.47	8,596	4.28	(2.04)	4.10	(1.86)	186
(0.75)	8,236	4.53	(1.29)	4.34	(1.09)	224
2.28	8,087	4.52	(1.76)	4.29	(1.53)	222

(7.44)	257,351	2.47	0.03	2.39	0.12	188
17.65	299,977	2.47	(0.49)	2.37	(0.39)	213
18.67	70,282	3.26	(1.04)	3.08	(0.86)	186
0.27	48,905	3.52	(0.37)	3.33	(0.18)	224
3.29	53,559	3.52	(0.72)	3.28	(0.48)	222

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 4 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2019	1.03%	1.03%	1.03%	—%	—%	—%
2018	1.01	1.01	1.00	—	—	—
2017	1.18	1.17	1.18	0.56	0.56	0.54
2016	1.19	1.20	1.20	0.77	0.77	0.77
2015	1.17	1.19	1.17	0.74	0.74	0.75

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Equity Market Neutral
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2019	$24.50	$ 0.04	$(0.85)	$(0.81)	$ —	$(0.14)	$(0.14)	$23.55
2018	23.31	(0.16)	1.85	1.69	—	(0.50)	(0.50)	24.50
2017	21.64	(0.33)	2.00	1.67	—	—	—	23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
Class C (06/13)
2019	23.54	(0.13)	(0.81)	(0.94)	—	(0.14)	(0.14)	22.46
2018	22.59	(0.33)	1.78	1.45	—	(0.50)	(0.50)	23.54
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
Class I (06/13)
2019	24.83	0.11	(0.87)	(0.76)	—	(0.14)	(0.14)	23.93
2018	23.57	(0.10)	1.86	1.76	—	(0.50)	(0.50)	24.83
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(c) (d)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(3.35)%	$ 43,489	2.61%	0.11%	2.54%	0.18%	205%
7.28	23,725	2.71	(0.81)	2.55	(0.65)	156
7.72	6,146	3.32	(1.70)	3.05	(1.44)	159
2.86	9,289	3.29	(1.47)	3.10	(1.28)	187
0.86	8,972	3.49	(1.73)	3.24	(1.48)	173

(4.05)	11,858	3.37	(0.63)	3.30	(0.55)	205
6.44	5,186	3.46	(1.56)	3.30	(1.40)	156
6.91	2,110	4.03	(2.44)	3.76	(2.17)	159
2.14	2,109	4.06	(2.23)	3.87	(2.04)	187
0.10	1,835	4.22	(2.49)	3.97	(2.24)	173

(3.11)	599,755	2.37	0.37	2.30	0.44	205
7.50	227,833	2.45	(0.55)	2.29	(0.40)	156
8.02	59,022	3.02	(1.43)	2.75	(1.16)	159
3.12	49,990	3.06	(1.23)	2.87	(1.04)	187
1.09	35,162	3.21	(1.51)	2.97	(1.26)	173

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 4 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2019	0.93%	0.94%	0.94%	—%	—%	—%
2018	0.94	0.94	0.93	—	—	—
2017	1.40	1.39	1.39	0.05	0.01	—
2016	1.03	1.04	1.04	0.46	0.46	0.46
2015	1.04	1.03	1.03	0.59	0.58	0.57

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and the Nuveen Investment Trust II (each a "Trust" and collectively, the Trusts"), are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund ("Large Cap Value"), Nuveen Large Cap Core Fund ("Large Cap Core"), Nuveen Large Cap Growth Fund ("Large Cap Growth") and Nuveen Equity Market Neutral Fund ("Equity Market Neutral") among others, and Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund ("Equity Long/Short"), among others, (each a "Fund" and collectively, the "Funds"), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.
The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2019 (the "current fiscal period").
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under each Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Other income is comprised of credits which exceeded prime brokerage fees as further described in Note 4 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as "Dividends" on the Statement of Changes in Net Assets.
The Funds' distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.

Notes to Financial Statements (continued)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
From net investment income:
Class A Shares	$ (3,572,110)	$ (374,207)	$ (173,001)	$ —	$ —
Class C Shares	(89,550)	—	—	—	—
Class R3 Shares	(1,972)	—	—	—	—
Class R6 Shares	(335,427)	(1,390,769)	(41,420)	—	—
Class I Shares	(2,104,498)	(3,383,572)	(795,187)	—	—
Class T Shares(1)	(366)	(161)	—	—	—
From accumulated net realized gains:
Class A Shares	(21,815,601)	(8,116,757)	(17,245,848)	(513,454)	(229,852)
Class C Shares	(1,744,304)	(8,277,269)	(3,468,934)	(172,650)	(48,318)
Class R3 Shares	(18,438)	—	—	—	—
Class R6 Shares	(1,517,573)	(13,473,852)	(2,282,177)	—	—
Class I Shares	(9,062,293)	(36,791,271)	(31,325,039)	(1,469,822)	(1,526,839)
Class T Shares(1)	(2,271)	(3,055)	—	—	—
Total distributions to shareholders:
Class A Shares	(25,387,711)	(8,490,964)	(17,418,849)	(513,454)	(229,852)
Class C Shares	(1,833,854)	(8,277,269)	(3,468,934)	(172,650)	(48,318)
Class R3 Shares	(20,410)	—	—	—	—
Class R6 Shares	(1,853,000)	(14,864,621)	(2,323,597)	—	—
Class I Shares	(11,166,791)	(40,174,843)	(32,120,226)	(1,469,822)	(1,526,839)
Class T Shares(1)	(2,637)	(3,216)	—	—	—

(1)	Class T Shares were not available for public offering.
In addition, as of August 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
UNII at the end of period	$2,196,185	$926,854	$164,000	$(532,538)	$(447,890)
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$364,983,783	$ —	$ —	$364,983,783
Short-Term Investments:
Repurchase Agreements	—	3,527,626	—	3,527,626
Total	$364,983,783	$3,527,626	$ —	$368,511,409

Large Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$854,984,480	$ —	$ —	$854,984,480
Short-Term Investments:
Repurchase Agreements	—	349,366	—	349,366
Total	$854,984,480	$349,366	$ —	$855,333,846

Large Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$304,800,104	$ —	$ —	$304,800,104
Short-Term Investments:
Repurchase Agreements	—	2,010,431	—	2,010,431
Total	$304,800,104	$2,010,431	$ —	$306,810,535

Equity Long/Short	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 440,585,526	$ —	$ —	$ 440,585,526
Short-Term Investments:
Repurchase Agreements	—	61,889,852	—	61,889,852
Common Stocks Sold Short*	(225,806,669)	—	—	(225,806,669)
Total	$ 214,778,857	$61,889,852	$ —	$ 276,668,709

Equity Market Neutral	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 551,188,760	$ —	$ —	$ 551,188,760
Short-Term Investments:
Repurchase Agreements	—	107,959,764	—	107,959,764
Common Stocks Sold Short*	(522,095,747)	—	—	(522,095,747)
Total	$ 29,093,013	$107,959,764	$ —	$ 137,052,777

*	Refer to the Fund's Portfolio of Investments for industry classifications.

Notes to Financial Statements (continued)
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$ 3,527,626	$ (3,527,626)	$ —
Large Cap Core	Fixed Income Clearing Corporation	349,366	(349,366)	—
Large Cap Growth	Fixed Income Clearing Corporation	2,010,431	(2,010,431)	—
Equity Long/Short	Fixed Income Clearing Corporation	61,889,852	(61,889,852)	—
Equity Market Neutral	Fixed Income Clearing Corporation	107,959,764	(107,959,764)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Short Sale Transactions
Equity Long/Short and Equity Market Neutral each pursue a "long/short" investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.
When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund's long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds' Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as "Cash collateral at broker for common stocks sold short", on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as "Dividends expense on common stocks sold short", on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as "Change in net unrealized appreciation (depreciation) of common stocks sold short" on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale on the date on which the Funds replace the borrowed security. The Funds' losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could retain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as "Net realized gain (loss) from common stocks sold short" on the Statement of Operations.
Bank of America Merrill Lynch ("BAML") facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as "Prime broker expenses" on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as "Other income" on the Statement of Operations.
Investment Transactions
Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Purchases	$631,668,987	$1,309,724,022	$478,797,758	$1,452,583,230	$1,667,976,923
Sales	688,116,660	1,177,945,742	634,311,593	1,413,066,037	1,591,550,360
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 8/31/19		Year Ended 8/31/18
Large Cap Value	Shares	Amount	Shares	Amount
Shares issued in the Reorganization:
Class A	—	$ —	580,980	$ 14,242,279
Class C	—	—	237,890	5,574,510
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	786,664	19,393,901
Class T(1)	—	—	—	—
Shares sold:
Class A	661,307	14,496,878	594,677	15,689,988
Class A – automatic conversion of Class C Shares	773	19,862	27,659	744,042
Class C	242,217	5,063,761	114,280	2,904,189
Class R3	15,971	417,750	437	11,551
Class R6	27,487	684,734	11,494	310,409
Class I	2,768,026	65,026,788	1,651,716	44,359,125
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,348,085	27,679,730	873,279	21,477,611
Class C	100,355	1,949,039	65,991	1,548,816
Class R3	2,325	48,232	554	13,741
Class R6	92,422	1,909,868	74,813	1,853,000
Class I	793,579	16,388,009	320,413	7,941,686
Class T(1)	—	—	—	—
	6,052,547	133,684,651	5,340,847	136,064,848
Shares redeemed:
Class A	(2,098,500)	(46,703,261)	(1,405,063)	(36,996,177)
Class C	(391,179)	(8,152,916)	(401,683)	(10,179,463)
Class C – automatic conversion to Class A Shares	(812)	(19,862)	(29,007)	(744,042)
Class R3	(3,292)	(82,580)	(1,753)	(44,313)
Class R6	(37,619)	(1,048,525)	(157,187)	(4,260,000)
Class I	(3,631,131)	(80,095,802)	(1,513,316)	(40,082,087)
Class T(1)	(1,000)	(24,870)	—	—
	(6,163,533)	(136,127,816)	(3,508,009)	(92,306,082)
Net increase (decrease)	(110,986)	$ (2,443,165)	1,832,838	$ 43,758,766

(1)	Class T Shares were not available for public offering.

	Year Ended 8/31/19		Year Ended 8/31/18
Large Cap Core	Shares	Amount	Shares	Amount
Shares issued in the Reorganization:
Class A	—	$ —	659,181	$ 21,159,921
Class C	—	—	916,116	29,041,632
Class R6	—	—	2,450	81,048
Class I	—	—	3,082,534	97,971,126
Class T(1)	—	—	—	—
Shares sold:
Class A	1,418,001	44,208,502	860,899	29,375,443
Class A – automatic conversion of Class C Shares	724	25,046	7,416	260,368
Class C	1,147,610	34,946,409	768,016	25,597,584
Class R6	823,121	25,587,354	3,654,755	115,394,189
Class I	13,420,162	420,237,008	6,266,704	212,813,053
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,644	1,037,388	233,701	7,650,424
Class C	22,401	627,236	214,759	6,925,442
Class R6	59,599	1,680,197	455,924	14,861,029
Class I	218,413	6,151,121	859,363	28,181,214
Class T(1)	—	—	—	—
	17,146,675	534,500,261	17,981,818	589,312,473
Shares redeemed:
Class A	(1,102,391)	(33,260,523)	(535,269)	(17,744,802)
Class C	(1,073,817)	(32,240,709)	(599,971)	(19,594,948)
Class C – automatic conversion to Class A Shares	(738)	(25,046)	(7,545)	(260,368)
Class R6	(652,146)	(20,573,151)	(646,804)	(22,063,321)
Class I	(10,389,593)	(313,374,053)	(3,751,272)	(122,780,066)
Class T(1)	(833)	(25,291)	—	—
	(13,219,518)	(399,498,773)	(5,540,861)	(182,443,505)
Net increase (decrease)	3,927,157	$ 135,001,488	12,440,957	$ 406,868,968

(1)	Class T Shares were not available for public offering.

	Year Ended 8/31/19		Year Ended 8/31/18
Large Cap Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization:
Class A	—	$ —	4,470,934	$ 134,673,605
Class C	—	—	1,375,543	40,735,068
Class R6	—	—	490,697	14,685,460
Class I	—	—	8,731,582	263,566,797
Shares sold:
Class A	440,764	11,525,091	283,577	9,133,184
Class A – automatic conversion of Class C Shares	490	13,332	5,326	177,253
Class C	171,874	4,329,693	112,282	3,455,037
Class R6	16,039	480,232	458,749	14,169,009
Class I	1,239,923	32,228,635	1,230,354	39,054,918
Shares issued to shareholders due to reinvestment of distributions:
Class A	456,158	10,591,996	553,415	16,831,068
Class C	141,691	3,188,043	90,161	2,674,849
Class R6	88,195	2,054,440	75,933	2,315,155
Class I	578,920	13,468,437	718,461	21,871,362
	3,134,054	77,879,899	18,597,014	563,342,765
Shares redeemed:
Class A	(1,712,696)	(44,562,013)	(660,255)	(21,147,708)
Class C	(769,001)	(19,336,226)	(270,102)	(8,513,360)
Class C – automatic conversion to Class A Shares	(505)	(13,332)	(5,452)	(177,253)
Class R6	(106,887)	(3,012,439)	(138,689)	(4,527,310)
Class I	(5,123,392)	(134,351,951)	(3,787,307)	(121,165,296)
	(7,712,481)	(201,275,961)	(4,861,805)	(155,530,927)
Net increase (decrease)	(4,578,427)	$(123,396,062)	13,735,209	$ 407,811,838

Notes to Financial Statements (continued)
	Year Ended 8/31/19		Year Ended 8/31/18
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	613,330	$ 25,320,568	786,531	$ 33,513,623
Class A – automatic conversion of Class C Shares	183	7,468	12	498
Class C	182,255	6,987,309	264,772	10,489,016
Class I	5,485,729	233,285,001	5,360,093	235,378,405
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,177	723,620	12,465	513,454
Class C	8,170	298,942	4,499	171,805
Class I	104,130	4,256,858	34,734	1,465,085
	6,411,974	270,879,766	6,463,106	281,531,886
Shares redeemed:
Class A	(567,931)	(23,095,237)	(255,509)	(10,791,326)
Class C	(128,354)	(4,775,982)	(32,882)	(1,293,290)
Class C – automatic conversion to Class A Shares	(199)	(7,468)	(12)	(498)
Class I	(5,989,188)	(248,529,705)	(614,944)	(26,845,972)
	(6,685,672)	(276,408,392)	(903,347)	(38,931,086)
Net increase (decrease)	(273,698)	$ (5,528,626)	5,559,759	$242,600,800

	Year Ended 8/31/19		Year Ended 8/31/18
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,928,361	$ 46,876,614	1,060,785	$ 25,801,483
Class C	451,089	10,722,757	164,730	3,881,118
Class I	35,204,636	871,817,207	7,474,327	184,817,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,597	190,467	9,589	229,852
Class C	2,280	54,802	2,087	48,318
Class I	90,721	2,307,950	52,369	1,269,937
	37,684,684	931,969,797	8,763,887	216,048,584
Shares redeemed:
Class A	(1,057,823)	(25,308,591)	(365,456)	(8,914,754)
Class C	(145,708)	(3,318,282)	(39,908)	(937,073)
Class I	(19,411,116)	(467,154,592)	(854,997)	(21,092,786)
	(20,614,647)	(495,781,465)	(1,260,361)	(30,944,613)
Net increase (decrease)	17,070,037	$ 436,188,332	7,503,526	$185,103,971
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below presents the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Tax cost of investments	$367,268,604	$816,423,103	$247,332,935	$474,681,267	$666,565,756
Gross unrealized:
Appreciation	$ 27,896,381	$104,745,638	$ 78,184,612	$ 44,688,288	$ 32,082,684
Depreciation	(26,653,576)	(65,834,895)	(18,707,012)	(16,894,177)	(39,499,916)
Net unrealized appreciation (depreciation) of investments	$ 1,242,805	$ 38,910,743	$ 59,477,600	$ 27,794,111	$ (7,417,232)

	Equity Long/Short	Equity Market Neutral
Tax proceeds from common stocks sold short	$(255,353,975)	$(564,295,791)
Net unrealized appreciation (depreciation) of common stocks sold short	29,547,306	42,200,044
Permanent differences, primarily due to investments in common stocks sold short, nondeductible reorganization expenses and distribution reallocations, resulted in reclassifications among the Funds' components of net assets as of August 31, 2019, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2019, the Funds' tax year end, were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$2,958,273	$4,199,454	$ 878,574	$ —	$1,999,947
Undistributed net long-term capital gains	—	—	14,277,179	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended August 31, 2019 and August 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$27,303,603	$6,919,764	$ 2,447,869	$ —	$ 56
Distributions from net long-term capital gains[2]	30,712,981	4,796,142	31,815,731	5,291,164	2,646,851

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2019.

2018	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$32,987,703	$53,386,731	$23,578,638	$ —	$ 416,197
Distributions from net long-term capital gains	7,276,700	18,424,182	31,752,968	2,155,926	1,388,812

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of August 31, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Equity Long/Short	Equity Market Neutral
Not subject to expiration:
Short-term	$53,581,690	$61,571,160
Long-term	—	—
Total	$53,581,690	$61,571,160

Notes to Financial Statements (continued)
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:
	Large Cap Value	Large Cap Core	Equity Long/Short
Post-October capital losses[3]	$26,641,890	$54,803,741	$ —
Late-year ordinary losses[4]	—	—	269,917

[3]	Capital losses incurred from November 1, 2018 through August 31, 2019, the Funds' tax year end.
[4]	Ordinary losses incurred from January 1, 2019 through August 31, 2019, and/or specified losses incurred from November 1, 2018 through August 31, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.9750	0.9750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2019, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Large Cap Value	0.1570%
Large Cap Core	0.1570%
Large Cap Growth	0.1927%
Equity Long/Short	0.1570%
Equity Market Neutral	0.1570%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	0.79%	July 31, 2021	1.20%
Large Cap Core	0.77	July 31, 2021	N/A
Large Cap Growth	0.75	July 31, 2021	N/A
Equity Long/Short	1.40	July 31, 2021	N/A
Equity Market Neutral	1.40	July 31, 2021	N/A
N/A - Not Applicable.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected (Unaudited)	$83,722	$705,533	$84,568	$188,976	$294,454
Paid to financial intermediaries (Unaudited)	73,712	622,943	75,891	167,018	262,697
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Commission advances (Unaudited)	$24,189	$314,631	$32,092	$71,189	$133,239
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained (Unaudited)	$23,826	$327,559	$48,271	$96,688	$75,037
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Notes to Financial Statements (continued)
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
CDSC retained (Unaudited)	$2,558	$24,971	$4,045	$5,519	$7,037
As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth
Class R3 Shares	2,126	—	—
Class R6 Shares	—	848	1,030
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized the facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	Large Cap Core	Large Cap Growth
Maximum outstanding balance	$9,340,133	$490,949
During each Fund's utilization periods during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Large Cap Core	Large Cap Growth
Average daily balance outstanding	$9,340,133	$490,949
Average annual interest rate	3.50%	3.50%

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Large Cap Value	Large Cap Core	Large Cap Growth
% of QDI	33.1%	29.8%	19.3%
% of DRD	32.5%	29.7%	18.7%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
ICE BofAML 3-Month U.S. Treasury Bill Index: The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Long Position: A security the fund owns in its portfolio.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months' earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all current P/E ratios (excluding negatives) of the stocks in the fund's portfolio. This should not be construed as a forecast of the Fund's performance.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small cap segment of the U.S. equity universe which includes approximately 2000 of the smallest securities based on a contribution of their market cap and current index measurement. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Large Cap Core Fund (the “Large Cap Core Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and in the first quartile for the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.
For Nuveen Large Cap Value Fund (the “Large Cap Value Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and in the first quartile for the three-year period. Although the Fund’s performance was below its benchmark for the one- and five-year periods, the Fund’s performance outperformed its benchmark for the three-year period. The Board was satisfied with the overall performance of the Fund.
For Nuveen Large Cap Growth Fund (the “Large Cap Growth Fund”), the Board noted that although the Fund’s performance was below its benchmark for the one- , three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.
For Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”), the Board noted that although the Fund’s performance was below its benchmark for the three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods and outperformed its benchmark for the one-year period. The Board was satisfied with the overall performance of the Fund.
For Nuveen Equity Market Neutral Fund (the “Equity Market Neutral Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark for the one-, three- and five-year periods. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the Large Cap Value Fund and the Equity Market Neutral Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; (b) the Large Cap Core Fund and the Large Cap Growth Fund each had a net management fee and a net expense ratio that were below the respective peer averages; and (c) the Equity Long/Short Fund had a net management fee that was higher than the peer average, but a net expense ratio that was in line with the peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis re-

flecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including, for each Fund, its temporary expense cap and also, for the Large Cap Value Fund, its permanent expense cap. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Services LLC (2010-2019) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	161
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	161
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	161
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	161
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	161
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	161

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	161
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-NLCES-0819D969717-INV-Y-10/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Market Neutral Fund	17,340	0	0	0
Nuveen Large Cap Value Fund	17,760	0	0	0
Nuveen Large Cap Core Fund	17,760	0	0	0
Nuveen Large Cap Growth Fund	17,750	0	0	0

Total	$70,610	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Market Neutral Fund	17,340	0	0	0
Nuveen Large Cap Value Fund	22,760	0	0	0
Nuveen Large Cap Core Fund	27,760	2,000	0	0
Nuveen Large Cap Growth Fund	32,750	0	0	0

Total	$100,610	$2,000	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 7, 2019